UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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WINSTON PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

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100 Fairway Drive, Suite 134
Vernon Hills, IL 60061
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 17, 2009
Dear Stockholder:
You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of Stockholders of Winston Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which will be held on June 17, 2009, at 9:00 a.m. local time, at the Vernon Hills, Illinois office. Only stockholders who owned stock at the close of business on the record date, April 30, 2009 (the “Record Date”), may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.
For a period of ten (10) days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.
At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of directors; (2) the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and (3) the approval of the Company’s Omnibus Incentive Plan.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2009:
This Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at https://materials.proxyvote.com/975657
We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors,

/s/ Joel E. Bernstein

Joel E. Bernstein, M.D. President and Chief Executive Officer
May 11, 2009
Vernon Hills, Illinois
I M P O R T A N T
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

100 Fairway Drive, Suite 134
Vernon Hills, IL 60061
PROXY STATEMENT FOR
2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 17, 2009
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Winston Pharmaceuticals, Inc. (the “Company”) for use at the Company’s 2009 annual meeting of stockholders (the “Annual Meeting”), to be held at its Vernon Hills, Illinois office, on Wednesday, June 17, 2009, at 9:00 a.m. local time. This proxy statement is first being mailed to the stockholders of the Company on or about May 11, 2009.
For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this proxy statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.
The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services.
Shares Outstanding and Voting Rights
Only holders of record of our common stock, par value $.001 per share (“common stock”), Series A Convertible Preferred Stock, par value $.001 per share (“Series A Preferred”) and Series B Convertible Preferred Stock, par value $.001 per share (“Series B Preferred” and, collectively with the common stock and Series A Preferred, “voting stock”) at the close of business on April 30, 2009 (the “record date”), are entitled to notice of and to vote at the Annual Meeting. On the record date, 55,338,034 shares of common stock, 12,730 shares of Series A Preferred and 9,157 shares of Series B Preferred were issued and outstanding. The holders of each share of common stock are entitled to one vote on all matters to be voted upon at the Annual Meeting and the holders of each share of Series A Preferred and/or Series B Preferred are entitled to that number of votes equal to the largest number of whole shares of common stock into which any such holder’s shares of Series A Preferred and/or Series B Preferred could be converted at the record date on all matters to be voted upon at the Annual Meeting. Holders of voting stock do not have the right to cumulative voting in the election of directors. The presence, in person or by proxy, of the holders of a majority of the outstanding voting shares on the record date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment thereof.

Persons who hold the Company shares directly on the record date (“record holders”) must return a proxy card or attend the Annual Meeting in person in order to vote on the proposals. Except as indicated herein below, persons who hold shares of the Company indirectly on the record date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Broker non-votes will have no effect on the outcome of the election of directors, the ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm or the proposed adoption of the Company’s Omnibus Incentive Plan. A broker non-vote occurs when a broker submits a proxy card with respect to shares of voting stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Conduct Rule 2260 of the FINRA Manual states that member organizations are not permitted to give proxies when instructions have not been received from beneficial owners, provided, however, that a member organization may give proxies when instructions have not been received from beneficial owners if given pursuant to the rules of a national securities exchange to which the member is also responsible. Under Rule 452 of the New York Stock Exchange (the “NYSE”), which governs brokers who are voting with respect to shares held in street name, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, the ratification of independent registered public accounting firm and increases in authorized common stock for general corporate purposes. Accordingly, a broker that is a member organization of FINRA will not be permitted to vote a properly executed proxy when no instructions have been given, unless such broker is also a member of the NYSE, in which case such broker would have the discretion to vote the proxy for Proposal Nos. 1 and 2 in accordance with Rule 452 of the NYSE, but will not have discretion to cast a vote on Proposal No. 3.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote, assuming a quorum is present for the transaction of business at the Annual Meeting, for each of the three proposals expected to be acted upon at the Annual Meeting is described below:
Proposal No. 1 — Election of directors. This proposal must be approved by the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
Proposal No. 3 — Approval of Omnibus Incentive Plan. This proposal must be approved by the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
We encourage you to vote by proxy by returning an executed proxy card. By voting in advance of the meeting, this ensures that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:
•	executing and delivering to the corporate secretary a later-dated proxy;

•	delivering a written revocation to the corporate secretary before the meeting; or

•	voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of the Company on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Amended and Restated Bylaws of the Company provide that at the first annual meeting of stockholders and at each annual meeting of stockholders thereafter, the respective terms of all of the directors then serving in office shall expire at the meeting, and successors to the directors shall be elected to hold office until the next succeeding annual meeting. Existing directors may be nominated for election each year for a successive term, in the manner provided in the Amended and Restated Bylaws. Each director shall hold office for the term for which he is elected and qualified or until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.
The persons currently serving on the Company’s Board of Directors (whose terms expire at the Annual Meeting) are Joel E. Bernstein, M.D., Glenn L. Halpryn, Curtis Lockshin, Ph.D., Neal S. Penneys, M.D., Ph.D., Scott B. Phillips, M.D., Subbarao Uppaluri, Ph.D., and Robert A. Yolles. The Corporate Governance and Nominating Committee has recommended, and the Board of Directors has nominated, each of such directors for re-election at the Annual Meeting.
All seven nominees for election to the Company’s Board of Directors have indicated their willingness to serve if elected. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board of Directors.
Nomination of Directors
The Corporate Governance and Nominating Committee reviews and recommends to the Board of Directors potential nominees for election to the Board of Directors. In reviewing potential nominees, the Corporate Governance and Nominating Committee considers the qualifications of each potential nominee in light of the Board of Directors’s existing and desired mix of experience and expertise. Generally, the Corporate Governance and Nominating Committee considers each potential nominee’s scientific and business experience, skills and characteristics, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business and prospects, and willingness to devote adequate time to Board of Directors duties.
After reviewing the qualifications of potential Board of Directors candidates, the Corporate Governance and Nominating Committee presents its recommendations to the Board of Directors, which selects the final director nominees. The Corporate Governance and Nominating Committee recommended the re-election of the nominees identified below. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.
The Corporate Governance and Nominating Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Corporate Governance and Nominating Committee for consideration for election at a future annual meeting of stockholders must provide the Corporate Governance and Nominating Committee with certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”
Nominees and Incumbent Directors
The Corporate Governance and Nominating Committee has recommended, and the Board of Directors has nominated, Joel E. Bernstein, M.D., Glenn L. Halpryn, Curtis Lockshin, Ph.D., Neal S. Penneys, M.D., Ph.D., Scott B. Phillips, M.D., Subbarao Uppaluri, Ph.D., and Robert A. Yolles to be reelected as directors at the Annual Meeting.

The following table sets forth the following information for these nominees, all of whom are incumbent directors of the Company: the year each such nominee was first elected a director; the age of each nominee; the positions with the Company currently held by each nominee; and the year each nominee’s current term will expire:

Nominee Name		Position(s) with the	Year Current
and Year First Became a Director	Age	Company	Term Expires

Joel E. Bernstein, M.D. (2008)	67	President, Chief Executive Officer; Director	2009
Scott B. Phillips, M.D. (2008)	48	Senior Vice President, Scientific Affairs; Director	2009
Curtis Lockshin, Ph.D. (2008)	48	Director	2009
Robert A. Yolles (2008)	68	Director	2009
Glenn L. Halpryn (2006)	48	Director	2009
Neal S. Penneys, M.D., Ph.D. (2008)	66	Director	2009
Subbarao Uppaluri, Ph.D. (2008)	59	Director	2009
Executive Officers
Joel E. Bernstein, M.D. has served as a director of the Company and as its President and Chief Executive Officer since the Merger (as defined below under the caption “Certain Relationships and Related Person Transactions”). Dr. Bernstein is also the Founder of Winston Laboratories, Inc., a wholly-owned subsidiary of the Company (“Winston”), and has served as Winston’s Chief Executive Officer since 2002 and, prior to the Merger, as a director of Winston since 2002. Before founding Winston, Dr. Bernstein was the founder, Chairman, and Chief Executive Officer of GenDerm Corporation, a pharmaceutical company that was acquired by Medicis Pharmaceutical Corporation in 1997. Previously, Dr. Bernstein was head of dermatopharmacology at Northwestern University Medical School and the University of Chicago Pritzker School of Medicine. Dr. Bernstein has also held senior scientific positions at Abbott Laboratories and Schering-Plough Corporation. He has authored more than 125 scientific publications and holds over 150 patents. Dr. Bernstein received a B.A. from Carleton College and an M.D. from the University of Chicago Pritzker School of Medicine, where he received the Roche Award for ranking first in his class. He completed specialty training programs in both dermatology and clinical pharmacology at the University of Chicago. Dr. Bernstein is a past president of the University of Chicago Medical and Biological Alumni Association. In 1988, he was chosen as the Illinois high-tech entrepreneur of the year by KPMG and the State of Illinois. Dr. Bernstein was also the founder and non-executive chairman of Sirius Laboratories, Inc., a dermatologic products company acquired in 2006 by DUSA Pharmaceuticals. Dr. Bernstein is also the founder of Elorac, Inc. an affiliate of the Company, and has served as its Chief Executive Officer and as a director since its inception in 2007.
Scott B. Phillips, M.D. has served as a director of the Company and as its Senior Vice President, Scientific Affairs since the Merger. Dr. Phillips has been Winston’s Senior Vice President, Scientific Affairs since April 1999. Previously, Dr. Phillips was Director of Drug Discovery at GenDerm Corporation. Dr. Phillips has 15 years of experience in the pharmaceutical industry. In addition, he has been Chief of the Clinical Investigations Unit at Harvard Medical School and Clinical Assistant Professor of Dermatology and Medicine at the University of Chicago Pritzker School of Medicine. He received a B.A. in biology from Cornell University and an M.D. from Harvard University.
Outside Directors
Curtis Lockshin, Ph.D. has served as a director of the Company and as a member of its Compensation Committee since the Merger. Since 2003, Dr. Lockshin has been an independent pharmaceutical and life sciences consultant, focused on small companies that seek to leverage their technology assets inside the healthcare, biotechnology and security sectors. At Sepracor Inc. from 1998 to 2002, as a Scientist, Associate Director, and Director of Discovery Biology & Informatics, Dr. Lockshin was instrumental in establishing the New Leads program, which delivered novel chemical entities into the preclinical pipeline. During 2002 and 2003, while Director of Discovery Biology at Beyond Genomics, Inc., Dr. Lockshin co-developed strategies for utilizing proprietary technology platforms in clinical trial optimization and prediction of off-target drug activities. Since 2004, Dr. Lockshin has served on the board of directors of the Ruth K. Broad Biomedical Research Foundation, a Duke University support corporation, which supports basic research related to Alzheimer’s disease and neurodegeneration via intramural, extramural, and international grants. Dr. Lockshin has been a director of clickNsettle.com, Inc. since September 2007. Dr. Lockshin is a co-inventor of several U.S. patents and applications covering pharmaceuticals, biomaterials, and optics for remote biochemical sensing. He holds a Bachelor’s degree in Life Sciences and a Ph.D. in Biological Chemistry, both from the Massachusetts Institute of Technology.

Robert A. Yolles, J.D. has served as a director of the Company, as Chairman of its Audit committee, and as a member of its Compensation Committee and Corporate Governance and Nominating Committee since the Merger. Prior to the Merger, Mr. Yolles served as a director of Winston since 2002. Mr. Yolles has also served as a director of Elorac, Inc. an affiliate of the Company, since its inception in 2007. Mr. Yolles is a retired partner of the international law firm Jones Day. While a partner, he served as the chair of the Firm’s domestic and international finance practices and, previously, co-chair of the Firm’s corporate practice. He received a B.A. and J.D. from Northwestern University.
Glenn L. Halpryn has served as a director of the Company, as Chairman of its Compensation Committee and as a member of its Corporate Governance and Nominating Committee since the Merger. Prior to the Merger, Mr. Halpryn was Chairman of the Board of the Company and its Chief Executive Officer since 2006. Mr. Halpryn is a Miami-based private investor. Since December 2008, Mr. Halpryn has been a member of the Board of Directors of Ideation Acquisition Corp., a publicly traded SPAC (Special Purpose Acquisition Corporation), seeking to effect a merger in the digital media sector. Since July 2008, Mr. Halpryn has been Chairman and President of QuikByte Software, Inc., a publicly traded shell company listed on the over-the-counter bulletin board (“OTCBB”) seeking to effect a merger with an operating company. Mr. Halpryn is Chief Executive Officer and a director of Transworld Investment Corporation (“TIC”), serving in such capacity since June 2001. TIC is a private company involved in various activities including residential and commercial real estate development and investments in private and public companies. From 1984 to June 2001, Mr. Halpryn served as Vice President/Treasurer of TIC. In addition, since 1984 Mr. Halpryn has been engaged in real estate investment and development activities. From 2000 to 2007, Mr. Halpryn was an investor and the managing member of investor groups that were joint venture partners with one of the largest homebuilders in the United States, in 26 land acquisition and development projects with total project revenues of over $1 billion. Since June 1987, Mr. Halpryn has been the President of and beneficial holder of stock of United Security Corporation, a broker-dealer registered with FINRA. Mr. Halpryn holds a Series 7 and Series 24 principal license. From April 1988 through June 1998, Mr. Halpryn was Vice Chairman of Central Bank, a Florida state-chartered bank. Mr. Halpryn was a member of the Bank’s loan committee, audit committee, and chairman of the investment committee. Mr. Halpryn holds a Bachelor’s of Science in Business Administration from the University of Florida.
Neal S. Penneys, M.D., Ph.D. has served as a director of the Company and as Chairman of its Corporate Governance and Nominating Committee since the Merger. Dr. Penneys is currently a dermatopathologist with AmeriPath, American Laboratories, Fort Lauderdale, Florida. Prior to joining AmeriPath, from 1999 to 2001 Dr. Penneys served as Associate Dean, Chief Operating Officer, Saint Louis University Health Sciences Center, and from 1995 to 1999 as Chairperson, Department of Dermatology, Saint Louis University School of Medicine. Dr. Penneys has served on many boards, including those of the audit committee of the American Academy of Dermatology, the American Society of Dermatopathology, GenDerm Corporation and Sirius Laboratories, Inc. He was a senior consultant to the FDA from 1989 to 2006, and from 1985 to 2004 served on several FDA Advisory Panels including those for Dermatologic Drugs and for Orphan Drugs. Dr. Penneys received a B.A. from Franklin and Marshall College, an M.D. from the University of Pennsylvania, a Ph.D. from the University of Miami, and an M.B.A. from St. Louis University.

Subbarao Uppaluri, Ph.D. has served as a director of the Company and as a member of its Audit Committee since the Merger. Dr. Uppaluri has served as Senior Vice President and Chief Financial Officer of OPKO Health Inc. (NYSE Amex:OPK) since May 2007. Dr. Uppaluri served as the Vice President, Strategic Planning and Treasurer of IVAX from 1997 until December 2006. Before joining IVAX, from 1987 to August 1996, Dr. Uppaluri was Senior Vice President, Senior Financial Officer and Chief Investment Officer with Intercontinental Bank, a publicly traded commercial bank in Florida. In addition, he served in various positions, including Senior Vice President, Chief Investment Officer and Controller, at Peninsula Federal Savings & Loan Association, a publicly traded Florida savings and loan, from October 1983 to 1987. His prior employment, during 1974 to 1983, included engineering, marketing and research positions with multinational companies and research institutes in India and the United States. Dr. Uppaluri currently serves on the board of directors of Ideation Acquisition Corp. (NYSE Amex:IDI), a special purpose acquisition company formed for the purpose of acquiring businesses in digital media, Kidville, Inc. (OTCBB:KVIL), which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns through 5 years old, Cardo Medical, Inc.(OTCBB:CDOM), an early-stage orthopedic medical device company specializing in designing, developing and marketing reconstructive joint devices and spinal surgical devices, and Non-Invasive Monitoring Systems, Inc., (OTCBB:NIMU), a medical devices company.
Vote Required
Election of each director nominee must be approved by the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of all the nominees named in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected McGladrey & Pullen, LLP (“McGladrey”) as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and has further directed that we submit the selection of McGladrey for ratification by our stockholders at the Annual Meeting. As described below, in September, 2008, the Audit Committee approved the dismissal of Pender, Newkirk & Company, LLC (“PNC”) as our independent registered public accounting firm and the appointment of McGladrey.
The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of McGladrey. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interest of the Company.
The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. All fees incurred in the fiscal year ended December 31, 2008 for services rendered by McGladrey were approved in accordance with these policies. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. The Audit Committee has determined that the non-audit services performed by McGladrey in the fiscal year ended December 31, 2008 were compatible with maintaining the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees” and “Report of the Audit Committee.”
In connection with the Merger (as defined and described in further detail below under the caption “Certain Relationships and Related Person Transactions”), on September 30, 2008, the Board of Directors changed our fiscal year end from September 30 to December 31, the fiscal year end of Winston. Because the Company accounted for the Merger as a reverse merger with Winston as the accounting acquirer, the audited financial statements of Winston for the fiscal year ended December 31, 2007 and the unaudited financial statements of Winston for the six months ended June 30, 2008 filed with our Current Report on Form 8-K on October 1, 2008 became the historical financial statements of the Company.
McGladrey has reviewed our financial statements since the first quarter of fiscal 2007 and commenced auditing our financial statements for the year ended December 31, 2007. Representatives of McGladrey are not expected to be present at the Annual Meeting and, accordingly, will not have the opportunity to make a statement at the Annual Meeting and will not be available to respond to questions.

Fees for Independent Registered Public Accounting Firm
The following is a summary of the fees billed to the Company by McGladrey for professional services rendered for the fiscal years ended December 31, 2008 and 2007.

	Fiscal 2008	Fiscal 2007

Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements (including the audit of internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act) and the review of the interim financial statements included in the Company’s Quarterly Reports (together, the “Financial Statements” ) and for services normally provided in connection with statutory and regulatory filings or engagements	$148,125	$90,000
Other Fees:
Audit-Related Fees
Consists of fees billed for assurance and related services reasonably related to the performance of the annual audit or review of the Financial Statements (defined above)	—	—
Tax Fees
Consists of fees billed for tax compliance, tax advice and tax planning	54,750	—
All Other Fees
Consists of fees billed for other products and services not described above	—	—

Total Other Fees	54,750	—

Total All Fees	$202,875	$90,000

Change in Independent Registered Public Accounting Firm
Effective as of October 3, 2008, the Audit Committee approved the dismissal of PNC as our independent registered public accounting firm and appointed McGladrey as our independent registered public accounting firm for the fiscal year ended December 31, 2008.
In connection with PNC audits for the periods ended June 30, 2008 and March 31, 2008, there were no disagreements with PNC on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PNC, would have caused PNC to make reference to the subject matter of such disagreements in connection with its reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the periods ending June 30, 2008, and March 31, 2008.

During the years ended December 31, 2007 and through October 3, 2008, neither we nor anyone on our behalf consulted with McGladrey regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by McGladrey that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as the term is defined in Item 304(a)(1)(v) of Regulation S-K.
Vote Required
Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3
APPROVAL OF THE OMNIBUS INCENTIVE PLAN
The Company’s Board of Directors approved and adopted the Company’s Omnibus Incentive Plan (the “Plan”), effective as of April 1, 2009, and directed the Company to submit the plan for stockholder approval at the Annual Meeting. The Plan was established by amending, restating and merging the Company’s existing Stock Option Plan for Non-Employee directors, and the 1999 Stock Option Plan (collectively, the “Prior Plans”), with and into the Plan. As more particularly set forth below, the Plan does not increase the number of shares of Common Stock of the Company (“Shares”) available for future awards above the number of such Shares available under the Prior Plans.
The Board of Directors recommends that the stockholders of the Company vote for the Plan in that it provides for a broad range of awards to attract, motivate and retain qualified and talented employees, directors, consultants and other persons who provide services to the Company (“Participants”), including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards and cash-based awards (“Awards”). The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.
Prior to the merger of the Prior Plans with and into the Plan, there were 9,708,055 Shares reserved for issuance for awards under the Prior Plans, including 3,196,487 Shares reserved for outstanding awards, and 5,922,466 Shares for future awards. Upon the merger of the Prior Plans with and into the Plan, effective April 1, 2009, there was no change to such numbers, with 9,708,055 Shares reserved for issuance for Awards under the Plan, of which 3,196,487 Shares were reserved for outstanding Awards, and 5,922,466 Shares for future Awards.
On April 7, 2009, pursuant to the terms of the Plan, the Compensation Committee of the Board of Directors granted 267,000 non-qualified stock options to purchase Shares to employees of the Company, including 100,000, 75,000 and 50,000 options to Dr. Joel Bernstein, the Company’s President and Chief Executive Officer, David Starr, the Company’s Vice President and Chief Financial Officer, and Dr. Scott B. Phillips, the Company’s Senior Vice President, Scientific Affairs, respectively. All of the options expire on April 7, 2019, vest in five equal installments commencing April 7, 2010, and have an exercise price of $1.53, which represents the fair market value of the Shares on the date of grant, as determined by the Compensation Committee of the Board of Directors in accordance with the terms of the Plan.
Summary of the Provisions of the Omnibus Incentive Plan
The following summary briefly describes the material features of the Plan and is qualified, in its entirety, by the specific language of the Plan, a copy of which is attached hereto as Annex A.
Administration. The Plan is administered by the Compensation Committee of the Board of Directors or, in the absence of the appointment of such committee, by the Board of Directors, (the “Committee”), which Committee consists of at least two directors who are not employees of the Company. The Committee has full and exclusive discretionary power to construe and interpret the terms and the intent of the Plan and any documents entered into under or in connection with the Plan, to determine eligibility for Awards and to adopt rules, regulations, forms, instruments, and guidelines for administering the Plan. The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All expenses of administering this Plan shall be borne by the Company.
Shares Available. The Board of Directors has authorized an aggregate of 9,708,055 Shares for issuance under the Plan, of which 5,655,466 remain available for issuance as of April 30, 2009. Shares available for Awards under the Plan may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise. In certain circumstances, Shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Plan. For example, Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. In the event of certain corporate events or transactions such as mergers, reorganizations, recapitalizations, liquidations, stock dividends, stock splits, spin-offs, distributions of stock or property of the Company, combination or exchanges of Shares, dividends in kind, or other like changes in capital structure or to the number of issued Shares or distributions to stockholders of the Company, appropriate adjustments will be made to the shares subject to the Plan and to any outstanding Awards.

Eligibility. Subject to the Plan, any person who is a director, employee, or third-party service provider to the Company or an affiliate of the Company shall be eligible to receive one or more Awards under the Plan, upon the terms and conditions set forth in the Plan.
Leaves of Absence and Transfers of Service. For purposes of determining Awards granted under the Plan, a Participant shall not be deemed to have incurred a termination of employment if (i) such Participant is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship with the Company or any affiliate of the Company, (ii) the Participant’s status as an employee, director, or third-party service provider of the Company or any affiliate of the Company terminates and the Participant is then, or immediately thereafter becomes, an eligible individual due to another relationship with the Company or any affiliate of the Company, or (iii) such Participant transfers employment between the Company and any one of its affiliates (or between any of its affiliates).
Vesting. A Participant’s rights under any Award shall vest as set forth in a grant agreement evidencing such Award or an applicable employment agreement approved by the Committee. Notwithstanding the foregoing, unless otherwise specified in such applicable Award or employment agreement, a Participant’s unvested rights under an outstanding Award shall become 100% vested upon a Change in Control if the Participant has not incurred a termination of employment as of or prior to such date.
Stock Options. Under the Plan, the Committee is authorized to grant options to purchase Company common stock evidenced by grant agreements that specify the option price, the duration of the option, the number of Shares to which the option pertains, whether the Award is intended to be a non-qualified stock option (“NQSO”) or an incentive stock option (“ISO”) and such other provisions as the Committee determines, including the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment. ISOs may only be granted to employees. No Participant may be granted ISOs which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (as defined below) that exceeds One Hundred Thousand Dollars ($100,000). The option price for each grant of an Option under the Plan must be at least equal to the Fair Market Value of a Share on the grant date. Further, Participants who possess more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any affiliate of the Company are not eligible to receive ISOs at an option price less than one hundred ten percent (110%) of the Fair Market Value of a share on the grant date. In general, no option is exercisable later than the tenth (10th) anniversary date of its grant. No ISO granted to any Participant who at such time owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, is exercisable later than the fifth (5th) anniversary date of its grant. Options granted under the Plan expire no later than thirty (30) days from the date the Participant terminates his or her employment or services.
Stock Appreciation Rights (“SARs”). Under the Plan, the Committee is authorized to make Awards of SARs evidenced by grant agreements that specify the grant price, the term of the SAR, and such other provisions as the Committee determines, including the extent to which the Participant has the right to exercise the SAR following termination of the Participant’s employment. In general SARs entitle the Participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR, which amount may be payable in cash, fully paid Shares, or any combination thereof, or in any other manner approved by the Committee. SARs may be granted either alone or in tandem with a stock option. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Non-tandem SARs may be exercised upon whatever terms and conditions the Committee determines, in its sole discretion. Tandem SARs may be exercised for all or part of the Shares subject to the related option for which such option is then exercisable upon the surrender of the right to exercise the equivalent portion of such related Option. Furthermore, Tandem SARs granted in connection with ISOs are subject to the following restrictions: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than the difference between the option price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time of exercise; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares covered by the ISO exceeds the option price of the ISO.

Restricted Stock and Restricted Stock Units. Under the Plan, the Committee is also authorized to make Awards of restricted stock or restricted stock units evidenced by grant agreements that specify the period of restriction (which restriction period may based on the passage of time, the achievement of performance goals, or the occurrence of other events), the number of Shares of restricted stock or the number of restricted stock units granted, the extent to which the restrictions shall lapse following termination of the Participant’s employment, and such other provisions as the Committee determines. In general, restricted stock awards entitle the Participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends. However, such Awards are subject to certain restrictions until the termination or expiration of the restriction period, including restrictions on receipt of certificates, restrictions on transfer and the possible forfeiture of unvested restricted shares. Awards of restricted stock units convey rights similar to awards of restricted stock, except that no Shares are actually awarded to the Participant on the grant date, and recipients of restricted stock units are not entitled to the right to vote the underlying Shares until they receive the Shares. Grants of restricted stock will be represented by certificates registered in the Participant’s name, which certificates will contain a legend indicating that the Shares are restricted. Such certificates may be held in custody or retained by the Company until such time as all conditions and/or restrictions applicable to the Shares have been satisfied or lapse.
Performance Shares and Performance Units. Under the Plan, the Committee is also authorized to make Awards of performance units and performance shares evidenced by grant agreements that specify the number of performance shares or performance units granted, the applicable performance period, and such other terms and provisions as the Committee determines, including the extent to which the Participant shall have the right to receive payment for any performance units or performance shares following termination of the Participant’s employment. In general, performance shares and performance units are awarded to Participants based on the achievement of certain performance goals. Performance shares are denominated in fully paid Shares having an initial value equal to the Fair Market Value of a Share on the grant date. Performance units are denominated in units having an initial value that is established by the Committee at the time of grant. Earned performance units or performance shares may be paid in the form of cash or in fully paid Shares (or in a combination thereof).
Cash Based Awards and Other Stock Based Awards. The Committee may grant cash-based awards and other types of equity-based or equity-related Awards to Participants evidenced by grant agreements that specify the amount of such Awards granted and such other terms and provisions as the Committee determines, including performance goals, payment provisions, and the extent to which the Participant shall have the right to receive cash-based Awards or other stock-based Awards following termination of the Participant’s employment. Stock based Awards are expressed in terms of Shares, or units based on Shares, as determined by the Committee, which Shares may only be issued on a fully-paid basis.
409A. To the extent certain Awards granted (i) constitute “deferred compensation” within the meaning of Section 409A of the tax code, (ii) are not exempt from the application of Section 409A and (iii) are payable to a specified employee due to separation from service, payment of such Awards shall be delayed for a minimum of six (6) months from the date of separation from service.
Performance Measures. Upon adoption of the Plan by the Company’s stockholders, certain Awards under the Plan may qualify as performance-based compensation to certain covered employees that are subject to an exception from tax-deductibility limitations otherwise imposed on compensation paid to such covered employees under Section 162(m) of the tax code (the “Performance-Based Exception”). The payment or vesting of such Awards must be based upon the achievement by the covered employee of one or more performance goals specified in the Plan. The Committee determines the extent to which such performance goals and any other material terms and conditions precedent to such payment or vesting have been satisfied and the degree of payout or vesting of such Awards, and has the sole discretion to adjust the determinations of the value and degree of attainment of the performance goals, except that performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception may not be adjusted so as to increase the payment under the Award.
Dividend Equivalents. Subject to certain limitations on Awards intended to comply with the requirements of the Performance-Based Exception and on dividends on restricted stock or restricted stock units that constitute derivative securities or equity securities under applicable regulations, any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.
Beneficiary Designation. To the extent applicable, each Participant under the Plan may name any beneficiary or beneficiaries to whom benefits under the Plan are to be paid in case of such Participant’s death. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Fair Market Value. Under the Plan, “Fair Market Value” is determined as follows: (i) if, on the relevant date, the Shares are traded on a national or regional securities exchange and closing sale prices for the Shares are customarily quoted on such exchange, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported; (ii) if, on the relevant date, the Shares are not listed on any securities exchange, but nevertheless are publicly traded and reported without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations on the OTCBB; but, if there are no bid and asked quotations in the OTCBB as reported by the Financial Industry Regulatory Authority (“FINRA”) on that date, then the mean between the closing bid and asked quotations in the OTCBB as reported by FINRA on the immediately preceding day such bid and asked prices were quoted; and (iii) if, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.
Rights of Participants and Cancellation of Awards. The Plan and the benefits thereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or its affiliates. Awards made under the Plan do not constitute employment contracts, and the Plan does not limit in any way the right of the Company or an affiliate to terminate any Participant’s employment or service. Employees have no right to be selected to receive an Award under the Plan. Except as otherwise provided in the Plan, Participants do not have the rights of stockholders with respect to Shares covered by any Award until they become the registered holder of such Shares. The Committee may provide in any Participant’s grant agreement that if a Participant engages in certain detrimental activity, the Committee may, notwithstanding any other provision in the Plan to the contrary, (i) cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award, or (ii) if the Participant exercises an Award at any time during the period beginning six months prior to the date the Participant first engages in detrimental activity and ending six months after the date the Participant ceases to engage in the detrimental activity, require the Participant to pay to the Company the excess of the Fair Market Value of the Shares subject to the Award exercised over the total exercise price paid for such Shares.
Change in Control Provisions. For purposes of the Plan, a “Change in Control” means (i) the same definition for “Change in Control” set forth in any employment agreement between any Participant and the Company or affiliate of the Company in effect when the event occurs, or, in the absence of such an employment agreement, (ii) the occurrence of any of the following events: (a) the closing of the sale of all or substantially all of Company’s assets as an entirety to any person or related group of persons other than an existing holder or existing holders of Company’s equity; (b) the merger or consolidation of Company with or into another entity or the merger or consolidation of another entity with or into Company, in either case with the effect that immediately after such transaction the equity holders of Company immediately prior to such transaction hold less than a majority in interest of the total voting power of the outstanding voting interests of the entity surviving such merger or consolidation; (c) there is a report filed with the Securities and Exchange Commission disclosing that any Person other than Joel E. Bernstein or Frost Gamma Investments Trust, or any of his or its affiliates has or intends to become the beneficial owner of securities representing more than twenty percent (20%) of the total voting power of the Company; or (d) the closing of a transaction pursuant to which beneficial ownership of more than fifty percent (50%) of Company’s outstanding voting equity is transferred to any person or related group of persons other than an existing holder or existing holders of Company’s equity. The Committee, in determining the terms of an Award, shall determine if, and to what extent, a Change in Control changes the terms of such Award.
Termination or Amendment of the Plan. The Committee may, at any time and from time to time, alter, amend, suspend or terminate the Plan and any grant agreement in whole or in part; provided, that, unless approved by the holders of a majority of the total numbers of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment may be made to the Plan if such amendment would (a) materially modify the Plan’s eligibility requirements; (b) increase the total number of Shares which may be granted under the Plan (except for certain adjustments as provided in the Plan); (c) extend the term of the Plan; (d) reprice, replace or regrant through cancellation options or SARs issued under the Plan or lower the option price of a previously granted option or the grant price of a previously granted SAR; or (e) amend the Plan in any other manner which the Committee, in its discretion, determines should become effective only if approved by the stockholders even if such stockholder approval is not expressly required by the Plan or by law. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may amend the Plan or any grant agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Agreement to any present or future law relating to plans of a similar nature to the Plan.

Other Provisions. The Plan contains several other provisions customary to incentive plans similar to the Plan.
Summary of U.S. Tax Consequences
The federal tax rules applicable to Awards under the Plan under the tax code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a Participant resides. Option grants under the Plan may be intended to qualify as ISOs under Section 422 of the tax code or may be NQSOs governed by Section 83 of the tax code. Generally, federal income tax is not due from a Participant upon the grant of a stock option, and a deduction is not taken by the Company. Under current tax laws, if a participant exercises a NQSO, he or she will have taxable income equal to the difference between the market price of the Shares on the exercise date and the option grant price. The Company is entitled to a corresponding deduction on its income tax return. A Participant will not have any taxable income upon exercising an ISO after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an ISO is exercised. The treatment for a participant of a disposition of Shares acquired through the exercise of a stock option depends on how long the Shares were held and whether the shares were acquired by exercising an ISO or NQSO. The Company may be entitled to a deduction in the case of a disposition of Shares acquired under an ISO before the applicable holding periods have been satisfied.
Generally, taxes are not due when a restricted stock or a restricted stock unit Award is initially made, but the Award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (it becomes vested or transferable), in the case of restricted stock, or when shares are issuable in connection with vesting, in the case of a restricted stock unit. Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.
Section 409A of the tax code affects taxation of Awards to employees but does not affect the Company’s ability to deduct deferred compensation. Section 409A applies to restricted stock units, performance units, performance shares and certain cash-based or other stock-based Awards. Such grants are taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur. If grants under such plans do not allow Participants to elect further deferral on vesting or on distribution, under the regulations, a negative impact should not attach to the grants.
Section 409A of the tax code does not apply to ISOs, NQSOs (that are not discounted), and restricted stock, provided that there is no deferral of income beyond the vesting date. Section 409A also does not cover SARs if the SARs are issued by a public company on its traded stock, the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock, and there are not any features that defer the recognition of income beyond the exercise date.
A recipient will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or restricted stock unit (the “Equity Incentives”). Generally, at the time a recipient receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of Common Stock received, and the Company will then be entitled to a corresponding deduction.
As described above, Awards granted under the Plan may qualify as performance-based compensation under Section 162(m) of the tax code. To qualify, options and other Awards must be granted under the Plan by the Committee and satisfy the Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for Awards other than stock options and stock-settled SARs to qualify, the grant, issuance, vesting, or retention of the Award must be contingent upon satisfying one or more of the performance criteria set forth in the Plan, as established and certified by the Committee.
The Omnibus Incentive Plan is not qualified under Section 401(a) of the tax code.
Vote Required
Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote at the Annual Meeting present in person or by proxy and entitled to vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

CORPORATE GOVERNANCE
Director Independence
We believe that the Company benefits from having a strong and independent Board of Directors. For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board of Directors reviews the independence of all directors under guidelines established by the NYSE Amex exchange and the NASDAQ Stock Market and in light of each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board of Directors has made an affirmative determination that all directors, other than Drs. Joel E. Bernstein and Scott B. Phillips, are independent. Dr. Bernstein and Dr. Phillips are determined not to be independent within the meaning of applicable guidelines by reason of their status as the Company’s President and Chief Executive Officer and Senior Vice President of Scientific Affairs, respectively.
Stockholder Communications
Generally, stockholders who have questions or concerns regarding the Company should contact our Chief Financial Officer at (847) 362-8200. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board, Winston Pharmaceuticals, Inc., 100 Fairway Drive, Suite 134, Vernon Hills, IL 60061. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.
BOARD OF DIRECTORS AND COMMITTEES
During fiscal 2008, our Board of Directors met five times. Each director attended at least 75% of the meetings of the Board of Directors and meetings of the committees of which he was a member in our last fiscal year. During fiscal 2008, our Board of Directors had an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. All members of the Audit, Compensation and Corporate Governance and Nominating Committees are non-employee directors who are deemed independent.
The Company has no formal policies regarding director attendance at annual meetings other than the requirement that the Chairman of the Board, or his duly appointed alternate, preside over such meetings.
Board Committees
Audit Committee. The Board of Directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Board of Directors has designated from among its members Robert A. Yolles, Neal S. Penneys and Subbarao Uppaluri as the members of the Audit Committee. The Audit Committee met twice in fiscal 2008. The primary functions of the Audit Committee are to represent and assist the Board of Directors with the oversight of:
•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;
•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;
•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;
•	coordinating the Board of Directors’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s independent auditors and management; and

•	preparing the audit committee report required by SEC rules.

The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Company’s Board of Directors, a copy of which is available on the Company’s website at www.winstonlabs.com. The Company intends to include on its website any amendments to, or waivers from, a provision of the Audit Committee Charter. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards promulgated by the NYSE Amex exchange and the NASDAQ Stock Market. The Board of Directors has determined that Subbarao Uppaluri is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and evaluates policies and procedures relating to the Company’s internal control systems. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews annually with management the Company’s audited financial statements, which review includes a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes.
The Audit Committee also reviews with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.
In light of the foregoing, the Audit Committee hereby reports as follows:
1.	The Audit Committee has reviewed and discussed the Company’s audited financial statements with management;

2.
The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and

4.
Based on the review and discussions referred to in sub-paragraphs 1-3 above, the Audit Committee recommended to the Company’s Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Audit Committee

Robert A. Yolles, Chairman
Subbarao Uppaluri, Ph.D.
Neal S. Penneys, M.D., Ph.D.

Compensation Committee. The Compensation Committee is comprised of Mr. Halpryn (Chairman) and Messrs. Yolles and Lockshin. The Compensation Committee determines compensation levels for the Company’s executive officers and directors, oversees administration of the Company’s equity compensation plans, and performs other duties regarding compensation for employees and consultants as the Board of Directors may delegate from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives, and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards.
The Compensation Committee met twice in fiscal 2008. The Compensation Committee operates under a written Compensation Committee Charter that has been adopted by the Company’s Board of Directors, a copy of which is available on the Company’s website at www.winstonlabs.com. The Company intends to include on its website any amendments to, or waivers from, a provision of the Compensation Committee Charter. All members of the Compensation Committee currently meet the independence and qualification standards for Compensation Committee membership set forth in the listing standards promulgated by the NYSE Amex exchange and the NASDAQ Stock Market.
Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is comprised of Dr. Penneys (Chairman) and Messrs. Halpryn and Yolles. The Corporate Governance and Nominating Committee reviews and recommends to the Company’s Board of Directors potential nominees for election to the Board of Directors. In reviewing potential nominees, the Corporate Governance and Nominating Committee considers the qualifications of each potential nominee in light of the Board of Directors’s existing and desired mix of experience and expertise. Generally, the Corporate Governance and Nominating Committee considers each potential nominee’s scientific and business experience, skills and characteristics, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business and prospects, and willingness to devote adequate time to Board of Directors duties. After reviewing the qualifications of potential Board of Directors candidates, the Corporate Governance and Nominating Committee presents its recommendations to the Board of Directors, which selects the final director nominees. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for election at the Annual Meeting.
The Corporate Governance and Nominating Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Corporate Governance and Nominating Committee for consideration for election at a future annual meeting of stockholders must provide the Corporate Governance and Nominating Committee with certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”
The Corporate Governance and Nominating Committee did not meet independent of the Board of Directors in the fiscal year ended December 31, 2008, but has met twice so far in the fiscal year ending December 31, 2009. The Corporate Governance and Nominating Committee operates under a written Corporate Governance and Nominating Committee Charter that has been adopted by the Company’s Board of Directors, a copy of which is available on the Company’s website at www.winstonlabs.com. The Company intends to include on its website any amendments to, or waivers from, a provision of the Corporate Governance and Nominating Committee Charter. All members of the Corporate Governance and Nominating Committee currently meet the independence and qualification standards for Corporate Governance and Nominating Committee membership set forth in the listing standards promulgated by the NYSE Amex exchange and the NASDAQ Stock Market.

EXECUTIVE OFFICERS
Our current executive officers and their respective positions are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position

Joel E. Bernstein, M.D.	67	President and Chief Executive Officer
Scott B. Phillips, M.D.	48	Senior Vice President, Scientific Affairs
David Starr	39	Vice President, Chief Financial Officer
David Starr has served as Vice President and Chief Financial Officer of the Company since the Merger. Mr. Starr has been Winston’s Vice President and Chief Financial Officer since November 2007 and he has served as Winston’s sole director since the Merger. From August 2005 to October 2007, Mr. Starr was a Chief Financial Officer of DayOne Health, which set up and managed bariatric surgery programs for ambulatory surgery centers. From October 2003 to August 2005, Mr. Starr was a Chief Financial Officer and Director of Operations Research of MSO Medical, a national obesity disease management company serving hospitals with a proprietary version of the gastric bypass surgery. From March 1998 to September 2003, Mr. Starr served in senior management positions at several technology companies. From September 1991 to March 1998, Mr. Starr was an audit manager with Arthur Andersen’s Enterprise Group. Mr. Starr has an MBA from Northwestern’s Kellogg Graduate School of Business and a BS in Accounting from Indiana University, Bloomington.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Transactions with Related Persons
Other than the discussion on “related persons” below and certain compensation arrangements described below under the captions “Executive Compensation” and “Director Compensation,” we are not a party to any transactions between us and certain “related persons,” which are generally considered to be our directors and executive officers, nominees for director, and holders of 5% or more of any class of our outstanding voting stock as well as member of the foregoing persons’ immediate families.
Certain Relationships and Related Person Transactions
Winston Merger
On November 13, 2007, the Company (formerly known as Getting Ready Corporation) entered into a merger agreement with Winston and Winston Acquisition Corp., the Company’s wholly-owned subsidiary, pursuant to which, upon completion of the merger (the “Merger”) on September 25, 2008, Winston became a wholly-owned subsidiary of the Company. At the closing of the Merger (the share numbers discussed below are prior to the 8-for-1 reverse stock split effected on December 15, 2008):
•
all of the issued and outstanding capital stock of Winston, consisting of 23,937,358 shares of common stock, par value $0.001 per share, 5,815,851 shares of the Winston Series A Convertible Preferred Stock, par value $0.001 per share (“Winston Series A Preferred Stock”), and 4,187,413 shares of the Winston Series B Convertible Preferred Stock, par value $0.001 per share (“Winston Series B Preferred Stock”), was exchanged for 422,518,545 shares of our common stock, par value $0.001 per share (at an exchange ratio of 17.65101 shares of the Company’s common stock per share of Winston common stock), 101,849 shares of the Company’s Series A Preferred Stock and 73,332 shares of the Company’s Series B Preferred Stock (at an exchange ratio of .01751238 shares of the Company’s preferred stock per share of Winston preferred stock);

•	the Company assumed Winston’s stock option plans;
•	Winston’s outstanding 1,643,750 options to purchase 1,643,750 shares of Winston’s common stock were converted to options to purchase 29,013,848 shares of the Company’s common stock; and
•
outstanding warrants to purchase Winston Series A Preferred Stock were assumed by the Company and converted into the right to acquire, expiring November 13, 2012, upon the exercise of such warrants, an aggregate of 71,672 shares of the Company’s Series A Preferred Stock at a price per share of $49.09.

Immediately following the closing of the Merger, the Company had outstanding 440,851,441 shares of common stock. The Company’s Board of Directors recommended, and its stockholders approved, an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 499,000,000 shares to 900,000,000 shares to permit the conversion of all outstanding shares of the Company’s preferred stock, including shares of the Company’s preferred stock underlying outstanding warrants.
Effective November 17, 2008, the Company changed its name from Getting Ready Corporation to “Winston Pharmaceuticals, Inc.” and discontinued any and all prior business operations in favor of the business plan and operations of Winston, which continues as its only significant operation as a result of the Merger with Winston. On December 15, 2008, the Company completed an eight-to-one reverse stock split of all issued and outstanding shares of each class of its capital stock.
Except as otherwise indicated, the share numbers set forth in the following discussions of related-person transactions do not reflect the reverse stock split.
Opko License
On September 19, 2007, Winston entered into an exclusive technology license agreement with Opko Ophthalmologics, LLC (“OPKO”). Under the terms of the license agreement, Winston granted OPKO an exclusive license to the proprietary rights of certain products (pharmaceutical compositions or preparations containing the active ingredient civamide in formulations suitable for use in the therapeutic or preventative treatment of ophthalmic conditions in humans). In exchange, OPKO paid Winston a license fee of $100,000 and is required to pay a 10% royalty on sales of the product. In addition, the agreement requires OPKO to pay Winston a non-refundable payment of $5,000,000 upon approval of a marketing authorization by OPKO on the product described in the agreement. In addition, under the terms of the agreement, OPKO and the Company agreed to equally share the cost related to manufacturing and clinical supplies of Civamide Nasal solution. During 2008, OPKO reimbursed Winston approximately $80,000 for such costs. In addition, the agreement calls for OPKO to reimburse Winston for certain legal expenses Winston has incurred related to keratoconjunctivitis. In 2008, approximately $38,000 of legal fees were billed to OPKO, and is included in related party receivable on the Consolidated Balance Sheets as of December 31, 2008. Subsequent to December 31, 2008, OPKO paid $38,000 of the balance due. Phillip Frost, M.D. is the Chairman and Chief Executive Officer of OPKO’s parent company, Opko Health, Inc. (“Opko Health”), and is the sole trustee of Frost Gamma Investments Trust. As of April 30, 2009, Frost Gamma Investments Trust was the beneficial owner of 26,575,429 shares (29.6%) of the Company’s common stock on an as-converted, post-split basis, including 12,476,548 shares of common stock underlying shares of Series A Convertible Preferred Stock and 8,779,797 shares of common stock underlying warrants to purchase shares of Series A Convertible Preferred Stock and 4,583,222 shares of common stock underlying shares of Series B Convertible Preferred Stock. Furthermore, Subbarao Uppaluri, Ph.D., the Senior Vice President — Chief Financial Officer of Opko Health, is the beneficial owner of 299,351 shares (0.3%) of the Company’s common stock on an as-converted, post-split basis, including 127,313 shares of common stock underlying Series A Convertible Preferred Stock and 89,589 shares of common stock underlying warrants to purchase shares of Series A Convertible Preferred Stock.
Elorac License
On August 14, 2007, Winston entered into an exclusive technology license agreement with Exopharma, Inc., now known as Elorac, Inc. (“Elorac”). Dr. Bernstein and Robert Yolles, directors of the Company, are also directors of Elorac. In addition, Elorac is an entity that is controlled by Dr. Bernstein, CEO of Winston and the Company. Under the terms of the license agreement, Winston granted Elorac an exclusive license to the proprietary rights of certain products (< 0.025% civamide with the stated indication of psoriasis of the skin). In exchange, Elorac paid Winston a license fee of $100,000 and is required to pay a 9% royalty on sales of the product. In addition, the agreement requires Elorac to pay Winston a non-refundable payment of $250,000 upon approval of a Marketing Authorization by Elorac on the product(s) described in the agreement. On October 27, 2008 Winston and Elorac mutually terminated the above license agreement. As a result of this mutual termination, Winston paid Elorac $105,000 in November 2007, in exchange for Winston retaining all the proprietary rights under the original agreement. Since inception, Elorac has been located in the same offices as Winston and therefore has shared in certain of Winston’s expenses such as rent, utilities, internet usage, etc. The amount of Elorac’s share of such expenses is based on various allocation factors related to a particular expense. Winston has received approximately $128,323 in 2008 for such services, which are included as a reduction of Winston’s expenses on the Consolidated Statement of Operations.

Gideon Pharmaceuticals, Inc.
In November 2005, Winston spun off Gideon Pharmaceuticals, Inc. (“Gideon”). Gideon received certain early-stage technologies not being actively developed by Winston, and all Winston stockholders were offered the opportunity to purchase Gideon shares on a pro-rata basis. Not all Winston stockholders purchased Gideon shares, but overlap in the stockholders of Winston and Gideon is very significant. Gideon is an independent entity and not a subsidiary of Winston; however, as part of the spin-off process, Winston did end up purchasing and maintaining a minority stake in Gideon (approximately 10.7% ownership), for the purpose of preserving the rights of those option holders in Winston prior to the Gideon spin-off. In particular, option holders in Winston prior to the spin off of Gideon had, upon exercise of their Winston options, an opportunity to purchase a pro-rata allotment of Gideon shares. During 2006, Winston undertook certain development projects on behalf of Gideon, which were billed back to Gideon at cost. As of December 31, 2006, Winston had a receivable due from Gideon of $2,642, which was included in related party receivables on Winston’s balance sheet and was subsequently collected in full in 2007. In October 2007, in connection with the Merger, Winston’s board of directors voted to distribute the shares of Gideon owned by Winston on behalf of the Winston option holders on a pro-rata basis to such option holders. As of December 31, 2007, Winston had no ownership stake in Gideon.
Sirius (DUSA) License
On January 30, 2006, Winston licensed to Sirius Laboratories, Inc., a company founded by Dr. Bernstein, the rights to market products containing anthralin owned by Winston, including a marketed 1% anthralin cream trade name Psoriatec®. The license had a two-year term which expired on January 31, 2008 and provided for the following key terms: (i) a 25% royalty on net sales; (ii) a $300,000 minimum royalty; and (iii) a $750,000 purchase option.
This agreement was assigned by Sirius to DUSA Pharmaceuticals, Inc. following DUSA’s purchase of Sirius. This license had been extended until September 30, 2008 by mutual written consent of the parties and the extension provides for continuing of the 25% royalty on net sales but eliminates the minimum royalty and purchase option. Under the technology license agreement, Winston recorded royalty revenue of $34,861 and $300,000 for the years ended December 31, 2008 and 2007, respectively. This agreement expired on September 30, 2008.
Packer’s-Pine Corporation
In 2006 and 2007, Winston assisted Packer’s-Pine Corporation (“Packer’s”) with distribution of certain personal care products and administration. Packer’s is a corporation whose chairman is Dr. Bernstein, president and CEO of the Company and two directors of the Company served on the board of directors of Packer’s. Under this arrangement, Packer’s reimbursed Winston for direct costs. The amount received by Winston from Packer’s as a fee for performing this function amounted to $0 during the years ended December 31, 2008 and 2007. Amounts due from Packer’s of $0 and $5,554 as of December 31, 2008 and 2007, respectively, are included in related party receivables in Winston’s balance sheet. In March 2008, Packer’s merged into Elorac.
Consulting Agreement with Jeffrey Bernstein
On September 30, 2007, Dr. Jeffrey Bernstein resigned as Senior Vice President and Chief Operating Officer of Winston, and entered into a consulting agreement with that company, effective as of October 1, 2007. Dr. Bernstein’s responsibilities as set forth in his consulting agreement include assisting with the Merger, interfacing with various of Winston’s service providers, aiding in the completion of audits of Winston’s financial statements for fiscal years 2006 and 2007, and working with Winston’s Chief Financial Officer, David Starr. Pursuant to the terms of his consulting agreement, Winston agreed to compensate Dr. Bernstein at a rate of $150 per hour. Further, Winston agreed to reimburse Dr. Bernstein for all reasonable out-of-pocket expenses incurred in the course of his services to Winston, including, but not limited to, reasonable expenses related to travel, telephone, postage, and office supplies. The consulting agreement is terminable by either Dr. Jeffrey Bernstein or by Winston upon thirty (30) days notice to the other party. Dr. Jeffrey Bernstein is the son of Dr. Joel E. Bernstein, the President and Chief Executive Officer of the Company. Winston incurred $21,488 and $12,750 of expenses under the consulting agreement for years ended December 31, 2008 and 2007, respectively.
Sales of Stock of Getting Ready Corporation
On December 4, 2006, investors, including Glenn L. Halpryn of Miami, Florida, and Steven Jerry Glauser of Denver, Colorado, purchased an aggregate of 89% of the outstanding common stock of the Company from 45 shareholders for an aggregate purchase price of $636,000. The Company’s former chief executive officer assumed the Company’s liabilities in connection with the sale of his shares. In addition to purchasing the shares, the investors contributed an aggregate of $699,405 in working capital to the Company in exchange for shares of its common stock in a private placement. Following the transaction, the investors then beneficially owned an aggregate of 93.3% of the outstanding shares of the Company.

On March 21, 2007, the Company sold 9,349,777 shares of its restricted common stock to a group of investors led by Dr. Phillip Frost (the “Frost Investors”). The Frost Investors paid the Company $567,000 for the shares, which amount was approximately equal to the Company’s cash on hand on the purchase date. After the purchase, the Frost Investors beneficially owned 51% of the Company’s outstanding shares. Prior to the Merger, Dr. Frost was the beneficial owner of 5,699,533 shares of Winston Series A Preferred Stock, 4,010,784 warrants to purchase Winston’s Series A Convertible Preferred Stock and 2,093,706 shares of Winston Series B Preferred Stock.
Sales of Winston Stock for Bioglan Purchasers
In September 2007, Winston purchased all of the then outstanding ownership in Winston from Bioglan for $225,000. Winston also purchased all of the then outstanding ownership in Rodlen from Bioglan for $10,000. Subsequent to this transaction, Rodlen was merged into Winston on September 21, 2007. Both of these purchases were financed by the sale of 385,000 shares of Winston common stock to seven existing stockholders or option holders of Winston for an aggregate purchase price of $346,500, including 55,000 shares purchased by Robert A. Yolles, director of the Company, and 55,000 shares purchased by Carole Bernstein, spouse of Dr. Joel E. Bernstein, President and Chief Executive Officer of the Company.
Related-Person Transaction Review and Approval
Our Board of Directors has adopted policies and procedures for the review and approval of related party transactions and has delegated to the Audit Committee the authority to review and approve the material terms of any proposed related party transactions. To the extent that a proposed related party transaction may involve a non-employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter may also be considered by the other disinterested directors.
Each of our executive officers and directors must disclose related person transactions to our Corporate Governance and Nominating Committee. In order to avoid conflicts of interest, our executive officers and directors may not acquire any ownership interest in any supplier, customer or competitor (other than nominal amounts of stock in publicly traded companies), enter into any consulting or employment relationship with any customer, supplier or competitor, or engage in any outside business activity that is competitive with any of our businesses, without first disclosing the proposed transaction. After the proposed transaction has been disclosed, a determination will be made by our Corporate Governance and Nominating Committee as to what course to follow, depending on the nature and extent of the conflict. Furthermore, our executive officers and directors may not serve on any Board of Directors of any customer, supplier or competitor unless such Board service has been disclosed to us and approved by our Board of Directors. Our Corporate Governance and Nominating Committee has been delegated the task of reviewing other directorships and consulting agreements of Board members for conflicts of interest. All members of our Board of Directors are required to report other directorships and consulting agreements to the chairperson of the Corporate Governance and Nominating Committee.
In determining whether to approve or ratify a related-person transaction, the Corporate Governance and Nominating Committee may consider, among other factors it deems appropriate, the potential benefits to us, the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to us, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In deciding to approve a transaction, the Corporate Governance and Nominating Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with its approval of any transaction. Any transactions involving the compensation of executive officers, however, are to be reviewed and approved by the Compensation Committee. If a related-person transaction will be ongoing, the Corporate Governance and Nominating Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Corporate Governance and Nominating Committee, on at least an annual basis, will review and assess ongoing relationships with the related person for compliance with the committee’s guidelines and that the related-person transaction remains appropriate.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
Voting Securities and Principal Stockholders
As a result of the Merger, the former holders of shares of Winston’s capital stock became the owners of a majority of the Company’s issued and outstanding voting stock. On September 25, 2008, certain of such former holders of Winston’s capital stock, including the Company’s President and Chief Executive Officer, Joel E. Bernstein, M.D., and the beneficial owners of greater than 5% of the Company’s issued and outstanding voting stock (each of whom is set forth in the table appearing below) entered into a Voting Agreement whereby such holders agreed, for so long as such holders owns shares of the Company’s voting stock, to vote such shares of the Company’s voting stock in favor of the election and re-election of Joel E. Bernstein, M.D., Glenn L. Halpryn, Curtis Lockshin, Ph.D., Neal S. Penneys, M.D., Ph.D., Scott B. Phillips, M.D., Subbarao Uppaluri, Ph.D., and Robert A. Yolles as directors of the Company to serve on its Board of Directors, provided that at all times a majority of the members of the Company’s Board of Directors consist of “independent directors” under the guidelines established by the NYSE Amex exchange and applicable SEC rules.
Subsequent to the Merger but prior to the 8-1 reverse stock split, our voting securities consisted of our common stock, par value $0.001 per share, of which 440,851,441 shares were outstanding, our Series A Preferred, of which 101,849 shares were outstanding, and our Series B Preferred, of which 73,332 shares were outstanding. Each share of preferred stock was convertible into 1,000 shares of common stock. The holders of our voting securities are entitled to one vote for each outstanding share of common stock, including outstanding shares of preferred stock on an as-converted basis, on all matters submitted to our stockholders.
On December 15, 2008 the Company amended its Certificate of Incorporation to provide for the reduction of the total number of issued and outstanding shares of the Company’s common stock, par value $.001 per share (“Common Stock”) and its preferred stock, par value $.001 per share (“Preferred Stock”), by exchanging each eight (8) shares of such issued and outstanding shares of Common Stock and Preferred Stock for one (1) share of Common Stock or Preferred Stock, respectively.
As of April 30, 2009, our voting securities consist of our Common Stock, of which 55,338,034 shares are outstanding, our Series A Preferred, of which 12,730 shares are outstanding, and our Series B Preferred, of which 9,157 shares are outstanding. The following tables contain information regarding record ownership of our common stock as of April 30, 2009 held by:
•	persons who own beneficially more than 5% of our outstanding voting securities,
•	our directors,
•	named executive officers, and
•	all of our directors and officers as a group.

Management and Directors:	Shares Beneficially Owned	Percentage

Joel E. Bernstein, M.D.(1)	26,498,432	29.6%
Scott B. Phillips, M.D.(2)	2,202,580	2.5%
David Starr(3)	75,000	*
Curtis Lockshin, Ph.D.	1,250	*
Robert A. Yolles(4)	368,663	*
Glenn L. Halpryn(5)	354,942	*
Neal Penneys, M.D., Ph.D.	411,862	*
Subbarao Uppaluri, Ph.D.(6)	299,351	*
All officers and directors as a group (8 people)	30,212,080	33.6%

5% Shareholders	Shares Beneficially Owned	Percentage
Frost Gamma Investments (7), (8)	26,575,429	29.6%
Jeffrey Bernstein(9)	5,165,324	5.8%
David Bernstein(10)	4,982,129	5.6%
Rebecca Zelken(11)	4,983,129	5.6%

*	Less than 1%.

(1)
Includes 761,913 shares of common stock underlying options. Also includes 12,709,386 shares of common stock that are beneficially owned by Dr. Bernstein’s wife, with respect to which Dr. Bernstein disclaims any beneficial ownership.

(2)	Includes 1,545,923 shares of common stock underlying options.

(3)	Includes 75,000 shares of common stock underlying options.

(4)
Includes 281,313 shares of common stock underlying options. Also includes 4,350 shares of common stock that are beneficially owned by Mr. Yolles’s wife, with respect to which Mr. Yolles disclaims any beneficial ownership.

(5)	Includes 229,161 shares of common stock underlying shares of Series B Convertible Preferred Stock.

(6)
Includes 127,313 shares of common stock underlying Series A Convertible Preferred Stock and 89,589 shares of common stock underlying warrants to purchase shares of Series A Convertible Preferred Stock.

(7)
Includes 12,476,548 shares of common stock underlying shares of Series A Convertible Preferred Stock and 8,779,797 shares of common stock underlying warrants to purchase shares of Series A Convertible Preferred Stock and 4,583,222 shares of common stock underlying shares of Series B Convertible Preferred Stock.

(8)
As the sole trustee of the Frost Gamma Investments Trust, Dr. Phillip Frost may be deemed the beneficial owner of all shares owned by the trust by virtue of his power to vote or direct the vote of such shares or to dispose or direct the disposition of such shares owned by the trust.

(9)
Includes 250 and 1,500 shares of common stock that are beneficially owned by Mr. Bernstein’s wife and children, respectively, with respect to which, Mr. Bernstein disclaims any beneficial ownership. Jeffrey Bernstein is the son of Dr. Joel E. Bernstein.

(10)
Includes 250 and 500 shares of common stock that are beneficially owned by Mr. Bernstein’s wife and his child, respectively, with respect to which, Mr. Bernstein disclaims any beneficial ownership. David Bernstein is the son of Dr. Joel E. Bernstein.

(11)
Includes 250 and 1,500 shares of common stock that are beneficially owned by Mrs. Zelken’s husband and his children, respectively, with respect to which, Mrs. Zelken disclaims any beneficial ownership. Rebecca Zelken is the daughter of Dr. Joel E. Bernstein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of such forms submitted to the Company, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in 2008, except that the initial statements of beneficial ownership on Form 3 of Dr. Joel E. Bernstein, our President and Chief Executive Officer, and Dr. Scott B. Phillips, our Senior Vice President, Scientific Affairs, were each filed two business days after the due date.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information, as of December 31, 2008, regarding the Company’s stock option plans.

Number of
Securities
Remaining
Available for Future
	Number of		Issuance Under
	Securities to be		Equity
	Issued Upon Exercise	Weighted-Average	Compensation Plans
	of Outstanding	Exercise Price of	(Excluding
	Options, Warrants	Outstanding Options,	Securities Reflected
Plan Category	and Rights	Warrants and Rights	in First Column)

Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	3,626,731	$0.32	5,723,892

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning the compensation paid by Winston and/or the Company, as applicable, during the fiscal years ended December 31, 2008 and 2007 to the Company’s Chief Executive Officer, the Company’s former Chief Executive Officer and the next two most highly compensated executive officers whose salary and bonus for the year exceeded $100,000 and who served as an executive officer of each of the respective companies as of, or during the fiscal year ended, December 31, 2008 (each, a “Named Executive Officer”).

				Option		All Other	Total
			Salary	Awards	Bonus	Compensation	Compensation
Name and Principal Position	Year		($)	($)(1)	($)	($)(2)	($)
Joel E. Bernstein, M.D.	2008		242,000	—	25,000	23,570	290,570
President and Chief Executive	2007		235,000	38,158	—	17,986	291,144
Officer of the Company and; Director of Winston

Scott B. Phillips, M.D.	2008		221,000	—	14,500	20,840	256,340
Senior Vice President,	2007		210,000	73,695	—	16,728	300,423
Scientific Affairs of the Company and: Director of the Company

David Starr,	2008		200,000	—	14,500	3,883	218,383
Vice President, Chief Financial	2007	(3)	33,333	—	—	—	33,333
Officer, Secretary of the Company and; Director of Winston

Glenn L. Halpryn, (4)	2008		—	—	—	—	—
Former Chief Executive Officer	2007		—	—	—	—	—
of the Company; Director of the Company

(1)
Represents the expense to Winston pursuant to FAS 123R for the respective year for restricted stock options granted as long term incentive pursuant to the Prior Plans. No options were granted to the above officers for fiscal years 2008 and 2007.

(2)
Dr. Bernstein, Dr. Phillips and Mr. Starr received additional compensation in 2008 and 2007, comprised of the following components: 401(k) matching contributions in 2008 of $9,665, $9,405, and $0, respectively, and in 2007 in amounts of $7,050, $6,300, and $0, respectively; insurance premium payments in 2008 in amounts of $13,905, $11,435, and $3,883, respectively, and in 2007 in amounts of $10,936, $10,428 and $0, respectively.

(3)	David Starr began his employment in November, 2007.

(4)
Mr. Halpryn served as Chief Executive Officer and director of the Company until the date of the Merger, when he resigned from his executive role. He remains on the Board of Directors. Mr. Halpryn received no compensation in 2008 or 2007 in connection with his service as an officer.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding exercisable and unexercisable option and stock awards held by the Named Executive Officers as of December 31, 2008. The table reflects the reverse stock split that took affect on December 15, 2008.

	Number of Securities
	Underlying Unexercised Options		Option Exercise	Option Expiration
Name	(#) Exercisable(1)		Price ($)	Date

Joel E. Bernstein, M.D.	231,670	(2)	0.36	1/12/2009
	661,913		0.37	4/6/2010

Scott B. Phillips, M.D.	158,859	(3)	0.28	5/3/2009
	397,147		0.28	10/18/2009
	205,193		0.33	12/10/2012
	231,670		0.33	1/12/2014
	661,913		0.34	4/6/2015

(1)	In conjunction with the Merger, Winston’s Board of Directors voted to accelerate the vesting of all unvested stock options as of October 30, 2007.

(2)	On January 12, 2009, Dr. Joel E. Bernstein exercised 231,670 options.

(3)	On May 1, 2009, Dr. Scott B. Phillips exercised 158,859 options.
Narrative Disclosure to Summary Compensation Table
Employment and Consulting Agreements; Termination, Severance and Change-in-Control Matters
The Company and Winston have entered into certain employment and severance agreements with certain of our Named Executive Officers. Such agreements are summarized below. Such summaries are intended solely as a synopsis of the material terms of such agreements and are qualified in their entirety by the terms and provisions of such agreements.
Joel E. Bernstein, M.D. Employment Agreement
In connection with the Merger, we entered into an employment agreement with Dr. Joel Bernstein, effective on the date of the Merger. The agreement provides that Dr. Bernstein will serve as President and Chief Executive Officer, or Vice Chairman in the event that the Board hires a new Chief Executive, for a term of two years. His base salary under the agreement is $260,000 for the first year of the agreement and $280,000 for the second. Dr. Bernstein will be eligible to receive bonuses in such amounts and in such form as may be determined by the Board if awarded by the Board, as well as medical insurance, life insurance, 401(k) participation and six weeks of vacation annually.
Under the agreement, Dr. Bernstein is allowed to pursue other employment during the period he is employed by us, provided he devotes at least 60% of his working time to us. He has also assigned to Winston all patents relating to pharmaceutical products that he invents following the date of the agreement, except those related to dermatological and ophthalmic products.
The agreement provides that we may terminate Dr. Bernstein for any reason; however, if such termination is not due to Cause, death or Disability, we will be required to pay the following:
•	the base salary in effect on the date of termination for the twelve months following termination;

•	life insurance benefits, to the same extent as provided to similarly situated employees, for the twelve months following termination;

•	medical insurance continuation coverage under COBRA up to twelve months following termination; and

•	all benefits not fully vested will vest on the date of termination.

Dr. Bernstein will not be entitled to any such compensation or benefits if he breaches any of the covenants in the agreement relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. He will also not be entitled to any compensation or other benefits under the Agreement if his employment is terminated for Cause.
As used in Dr. Bernstein’s employment agreement, the following terms have the following definitions:
“Cause” means the following: (i) the conviction of Dr. Bernstein of, or the entry of a plea of guilty or nolo contendere by Dr. Bernstein to, any misdemeanor involving moral turpitude or any felony; (ii) fraud, misappropriation or embezzlement by Dr. Bernstein with respect to the Company or any subsidiary or affiliate thereof, including without limitation Winston; (iii) Dr. Bernstein’s willful failure, gross negligence or gross misconduct in the performance of his assigned duties for the Company or any subsidiary or affiliate thereof, including without limitation Winston; (iv) Dr. Bernstein’s material breach of a fiduciary duty to the Company or any subsidiary or affiliate thereof, including without limitation Winston; (v) any wrongful act or omission of Dr. Bernstein not at the express direction of the Board of Directors of the Company or any subsidiary or affiliate thereof, including without limitation Winston, that reflects materially and adversely on the integrity and reputation for honesty and fair dealing of the Company or any subsidiary or affiliate thereof, including without limitation Winston, or has a material detrimental effect on the Company’s financial condition, position or business, or the financial condition, position or business of any subsidiary or affiliate thereof, including without limitation Winston; or (vi) the breach by Dr. Bernstein of any material term of his employment agreement (provided that in the case of clauses (iii),(iv),(v) and (vi) (but excluding breaches of Section 6 or 7 (i.e., confidentiality, non-solicitation and non-competition provisions), the Company shall have provided Dr. Bernstein with written notice of the acts, breaches or other events that would otherwise constitute “Cause” thereunder and Dr. Bernstein shall have failed to cure or remedy such acts, breaches or other events within ten (10) days following receipt of such notice, and provided further that the failure of the Company or any subsidiary to achieve any financial objective shall not serve as the basis for Cause hereunder).
“Disability” means the incapacity of Dr. Bernstein due to physical or mental illness where Dr. Bernstein has been unable to perform his duties during the preceding 90 days, or where said incapacity has been determined to exist or have existed such that he is or was unable to perform his previously assigned duties, and that such incapacity continued, has continued and/or will continue for such period of time for at least 90 days during any consecutive 365 day period by either (i) the liability insurance carrier for the Company or its subsidiaries or (ii) the concurring opinions of two Board certified, licensed physicians (as selected one by the Company and one by Dr. Bernstein); provided that Dr. Bernstein shall, within 15 days after the written request of the Company or any subsidiary or affiliate thereof, including without limitation Winston, submit to a physical and/or mental examination for purposes of determining Disability.
Scott B. Phillips, M.D. — Severance Agreements
Winston has entered into two separate agreements dated as of October 8, 2003 (the “Phillips Change in Control Agreement”) and January 26, 2006 (the “Phillips Severance Letter”, and collectively with the Change in Control Agreement, the “Phillips Severance Agreements”) with Scott B. Phillips, its Senior Vice President and Chief Scientific Officer. The Phillips Severance Agreements outline the terms upon which Dr. Phillips’ employment with Winston may be terminated and the conditions upon which certain severance payments will be made to Dr. Phillips in the event of such termination, including termination of his employment in connection with a change in control of Winston.
Pursuant to the terms of the Phillips Severance Letter, Winston may terminate Dr. Phillips’ employment at any time upon thirty (30) days written notice. Dr. Phillips may terminate his employment with Winston at any time upon fourteen (14) days written notice. If Dr. Phillips’ employment is terminated by Winston, then Dr. Phillips is entitled to receive by reason of such termination his base salary and life insurance benefits in effect at the time of such termination for an additional six (6) months from the termination date. Any COBRA benefits shall begin at the conclusion of such six (6) month period. All other benefits that are not fully vested on the termination date shall cease and be extinguished on such date. If Dr. Phillips terminates his employment for any reason, all salary and benefits that are not fully-vested, including any and all unvested bonuses, shall cease and be extinguished on the termination date.

Pursuant to the terms of the Phillips Change in Control Agreement, in the event Dr. Phillips’ employment with Winston is terminated by Winston following a change in control of Winston, Dr. Phillips shall be entitled to receive the following severance compensation (“Change in Control Severance”): (i) a lump-sum severance payment equal to two times his annual salary at the highest rate in effect at any time prior to such termination, plus incentive pay in an amount not less than the highest incentive, bonus or other cash payment made to Dr. Phillips in addition to his salary in any of the three years immediately preceding the year in which the change in control occurred and (ii) for a period of twenty-four (24) months following the termination date, welfare benefits (but excluding stock option, stock purchase, stock appreciation and similar compensatory benefits) substantially similar to those which Dr. Phillips was entitled to receive immediately prior to the termination date, reduced to the extent comparable welfare benefits are actually received by Dr. Phillips from another employer during such period.
Dr. Phillips shall also be entitled to receive Change in Control Severance following a change in control of Winston, if he terminates his employment following: (i) failure by Winston to elect or re-elect Dr. Phillips to the position (or a substantially equivalent position) he held immediately prior to the change in control, or the removal of Dr. Phillips as a director of Winston if he was a director immediately prior to the change in control; (ii) a significant adverse change in the nature or scope of Dr. Phillips’ duties, or a reduction in his base pay, incentive pay or benefits; (iii) a good faith determination by Dr. Phillips that a change in circumstances (e.g. a change in the scope of business or Dr. Phillips’ responsibilities) has occurred following a change in control; (iv) the liquidation, dissolution, merger, consolidation, or reorganization or sale of substantially all of Winston’s assets, unless the successor assumes all duties and obligations under the Phillips Change in Control Severance Agreement; (v) the relocation of Winston’s principal executive offices or of Dr. Phillips’ principal location of work in excess of 25 miles from the location thereof immediately prior to the change in control, or the requirement that Dr. Phillips travel away from his office in the course of discharging his duties to Winston at least 20% more often than was required immediately prior to the change in control; and (vi) the material breach of the Phillips Change in Control Agreement by Winston or its successor.
Dr. Phillips will not be entitled to receive Change in Control Severance if his employment is terminated for Cause or due to Dr. Phillips’ death or permanent disability.
As used in the Phillips Change in Control Agreement, “Cause” means:
(i)	an intentional act of fraud, embezzlement or theft in connection with Dr. Phillips’ duties or in the course of his employment with Winston or a subsidiary thereof;

(ii)	intentional wrongful damage to the property of Winston or a subsidiary thereof;
(iii)	intentional wrongful disclosure of secret processes or confidential information of Winston or a subsidiary thereof; or
(iv)
intentional wrongful engagement by Dr. Phillips in the management of any business enterprise that engages in substantial and direct competition with Winston and such enterprise’s sales of any product or service competitive with any of Winston’s products or services amounted to 10% of the net sales of such enterprise and of Winston for their respective most recently-completed fiscal years.

DIRECTOR COMPENSATION
The following table provides information regarding compensation of directors for the year ended December 31, 2008.

	Fees Earned or Paid in	Stock Awards	Total
Name	Cash($)	($)	($)

Robert A. Yolles(1)	3,125	—	3,125

Glenn L. Halpryn(2)(3)	2,450	—	1,200

Alan Jay Weisberg(2)	1,200	—	1,200

Noah M. Silver(2)	1,200	—	1,200

Curtis Lockshin Ph.D.(2)(3)	2,450	—	1,200

Neal S. Penneys, M.D., Ph.D.(3)	1,250	—	1,250

Subbarao Uppaluri, Ph.D.(3)	1,250	—	1,250

Jeffrey Bernstein, Ph.D.(4)	1,875	—	1,875

(1)
Includes: (i) $1,875 in fees paid to Mr. Yolles service on Winston’s Board of Directors for three fiscal quarters prior to the Merger and (ii) $1,250 in fees for service on the Company’s Board of Directors for one fiscal quarter subsequent to the Merger.

(2)	Includes $1,200 in fees paid to each of Messrs Halpryn, Weisberg, and Silver, and to Dr. Lockshin, for service on the Company’s Board of Directors for three fiscal quarters prior to the Merger.

(3)	Includes $1,250 in fees paid to each of Drs. Penneys, Uppaluri, and Lockshin, and to Mr. Halpryn for service on the Company’s Board of Directors for one fiscal quarter subsequent to the Merger.

(4)	Includes $1,875 in fees paid to Dr. Jeffrey Bernstein for service on Winston’s Board of Directors for three fiscal quarters prior to the Merger.
Each of our non-employee directors currently receives $1,250 per quarter. Directors do not receive additional compensation for attendance at meetings. Directors who are also employees do not receive compensation for their service on the Board.
Should the stockholders of the Company approve the Plan at the Annual Meeting, the Compensation Committee has recommended to the Board of Directors that, following such approval, each of our non-employee directors receive 27,500 stock options on an annual basis and that the Chairmen of each of the Audit Committee and the Compensation Committee receive an additional 2,500 stock options on an annual basis.

OTHER BUSINESS
We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate secretary in the form prescribed below.
STOCKHOLDER PROPOSALS
To be considered for inclusion in the Company’s notice of annual meeting, proxy statement and form of proxy for, and for presentation at, the annual meeting of the Company’s stockholders to be held in 2010, a stockholder proposal must be addressed to the Corporate Secretary, Winston Pharmaceuticals, Inc., 100 Fairway Drive, Suite 134, Vernon Hills, IL 60061, and must be received by the Corporate Secretary no later than January 11, 2010 (unless the date of the Company’s 2010 annual meeting is more than 30 days before or after June 17, 2010, in which case the proposal must be received a reasonable time before the Company begins to print and send its proxy materials), and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.
The Corporate Governance and Nominating Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nomination of directors.” Director candidates who are then approved by the Board will be included in the Company’s proxy statement for the applicable annual meeting.
Pursuant to Rule 14a-4 of Regulation 14A under the Exchange Act, if a shareholder notifies the Company (i) after March 29, 2010 (or, if the date of the Company’s 2010 annual meeting is more than 30 days before or after June 17, 2010, within a reasonable time before the Company begins to print and send its proxy materials) of an intent to present a proposal at the Company’s 2010 annual meeting (and for any reason the proposal is voted upon at that annual meeting of stockholders), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials, or (ii) after January 11, 2010, but prior to March 29, 2010, of an intent to present a proposal at the Company’s 2010 annual meeting (and for any reason the proposal is voted upon at that annual meeting of stockholders), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, if information regarding the proposal and how the Company intends to exercise its discretion with respect to such proposal, is presented in the Company’s proxy materials.
Delivery of Proxy Materials
Our annual report to stockholders for the fiscal year ended December 31, 2008, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov.
EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN
THE ENCLOSED PROXY.

By Order of the Board of Directors,

/s/ Joel E. Bernstein

Joel E. Bernstein, M.D. President and Chief Executive Officer

ANNEX A
WINSTON PHARMACEUTICALS, INC.
OMNIBUS INCENTIVE PLAN
As amended and restated as of April 1, 2009

i

WINSTON PHARMACEUTICALS, INC.

OMNIBUS INCENTIVE PLAN
ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION
1.1 Establishment of the Plan. Effective as of September 28, 2008 and the merger by and among Winston Pharmaceuticals, Inc., formerly known as Getting Ready Corp. (the “Company”), Winston Acquisition Corp., a wholly owned subsidiary of the Company, and Winston Laboratories, Inc. (“Winston”), the Company assumed and adopted the “Winston Laboratories, Inc. Stock Option Plan for Non-Employee Directors, and the Winston Laboratories, Inc. 1999 Stock Option Plan, both originally effective as of May 1, 1999 (together, the “Prior Plans”). Effective as April 1, 2009, the Prior Plans are hereby amended and restated in their entirety, and merged with and into this Winston Pharmaceuticals, Inc. Omnibus Incentive Plan (the “Plan”). As more particularly set forth below, the Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.
1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in stock ownership in the Company by key employees, directors, consultants and other persons who perform services for the Company and its Parent, Subsidiaries, and Affiliates (the “Participants”), who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.
1.3 Duration of the Plan. The Plan originally began as of May 1, 1999, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 17, until March 3, 2019. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.
ARTICLE 2. DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below:
(a)
“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

(b)	“Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c)
“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.

(d)	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
(e)	“Board” or “Board of Directors” means the Board of Directors of the Company.
(f)
“Cause” means (i) the same definition for “cause” set forth in any employment agreement between the Participant and the Company, Parent, Subsidiary and/or Affiliate (for purposes of this subsection (f), collectively, the “Company”) in effect when the event(s) occur, or, in the absence of such an employment agreement, (ii) the Participant’s conduct that is (A) the Participant’s engaging in any act or omission in the capacity of his or her employment with the Company, Parent, Subsidiary and/or Affiliate constituting dishonesty, theft, fraud, embezzlement, moral turpitude or other wrongdoing or malfeasance; or, (B) the Participant’s conviction of a felony under federal or state law; or, (C) the Participant’s engaging in any act or omission constituting gross misuse of his or her authorities, gross or continual dereliction of his or her duties to the Company, Parent, Subsidiary and/or Affiliate, or that is materially injurious or embarrassing to its or their business, operations or reputation; or, (D) the Participant breaching the noncompetition, non-solicitation, or confidentiality provisions of any written agreement with the Company, Parent, Subsidiary and/or Affiliate prohibiting such conduct. Solely for purposes of this Plan, the Plan Administrator may use the designation of “Cause,” or without “Cause,” determined by the Company (or any Parent, Subsidiary and/or Affiliate that is the “employer” of the Participant) or the Plan Administrator may make an independent designation of “Cause” with respect to employment termination in accordance with the terms of this Plan. The designation of the Plan Administrator with respect to “Cause” under this Plan shall not be used for any purpose other than as contemplated by the Plan.

(g)	“Change in Control” has meaning set forth in Article 15 of this Plan.
(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.
(i)
“Committee” means the Compensation Committee of the Board of Directors appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3, and to perform the functions set forth therein; or in the absence of such appointment, the Board itself.

(j)	“Common Stock” means the common stock of the Company.
(k)
“Company” means Winston Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto as provided in Article 20, and, where the subject matter of this Plan indicates, also includes any Parent, Subsidiary and/or Affiliate of the Company.

(l)
“Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m)
“Detrimental Activity” means the violation of any agreement between the Company, and the Participant pertaining to (a) the disclosure of confidential information or trade secrets of the Company, (b) the solicitation of employees, customers, suppliers, licensees, licensors or contractors of the Company, or (c) the performance of competitive services with respect to the Company’s business; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purpose of the Agreement.

(n)	“Director” means any individual who is a member of the Board of Directors of the Company and who is not an Employee.
(o)
“Disability” shall have the meaning ascribed in such term in the Company’s long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Code Section 22(e)(3), unless otherwise specified in an employment agreement between the Company, Subsidiary and/or Affiliate and a Participant. The existence of Disability shall be determined by the Committee in good faith. To the extent an Award constitutes “deferred compensation” subject to Code Section 409A and provides for payment upon disability, the Agreement shall define “disability” pursuant to Treasury Regulation Section 1.409A-3(i)(4).

(p)	“Employee” means any employee of the Company or any Parent, Subsidiary, or Affiliate.
(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
(r)	“Fair Market Value” shall be determined as follows:
(i)
If, on the relevant date, the Shares are traded on a national or regional securities exchange and closing sale prices for the Shares are customarily quoted on such exchange, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

(ii)
If, on the relevant date, the Shares are not listed on any securities exchange, but nevertheless are publicly traded and reported without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations on the over-the-counter bulletin board (“OTCBB”); but, if there are no bid and asked quotations in the OTCBB as reported by the Financial Industry Regulatory Authority (“FINRA”) on that date, then the mean between the closing bid and asked quotations in the OTCBB as reported by FINRA on the immediately preceding day such bid and asked prices were quoted; and

(iii)	If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.
(s)	“Grant Price” means the price established when the Committee approves the grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
(t)
“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 to an Employee which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

(u)
“Insider” shall mean an individual who is, on the relevant date, an officer or a director, or a ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as “officer” and “director” are defined under Section 16 of the Exchange Act.

(v)
“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422 or which fails to meet such requirements.

(w)	“Non-Tandem SAR” means a SAR that is granted independently of any Option, as described in Article 7.
(x)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
(y)	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
(z)	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
(aa)	“Parent” means a “parent corporation,” whether now or hereafter existing as defined in Code Section 424(e).

(bb)
“Participant” means an Employee, a Director, consultant or other person who performs services for the Company or a Parent, Subsidiary, or Affiliate of the Company, who has been granted an Award under the Plan which is outstanding.

(cc)
“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(dd)	“Performance-Based Exception” means the exception for Performance-Based Compensation from the tax deductibility limitations of Code Section 162(m).
(ee)
“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

(ff)	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
(gg)
“Performance Share” means an Award under Article 9 and subject to the terms of this Plan, denominated in fully paid Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

(hh)
“Performance Unit” means an Award under Article 9 and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

(ii)
“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, in its discretion).

(jj)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(kk)	“Plan” means this Winston Pharmaceuticals, Inc. Omnibus Incentive Plan, including any amendments thereto.

(ll)
“Restricted Stock” means an Award of Common Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

(mm)	“Restricted Stock Unit” means an Award to a Participant pursuant to Article 8, except that no Shares are actually awarded to the Participant on the Grant Date.
(nn)	“Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.2).
(oo)	“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.
(pp)
“Subsidiary” means (i) in the case of an ISO, any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code Section 424(f), and (ii) in the case of all other Awards, in addition to a “subsidiary corporation” as defined above, a partnership, limited liability company, joint venture or other entity in which the Company has fifty percent (50%) or more of the voting power or equity interests.

(qq)
“Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

(rr)
“Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, any Parent, Subsidiary, or an Affiliate that: (i) are not in connection with the offer or sale of the Company’s securities in a capital raising transaction; and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE 3. ADMINISTRATION
3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who are both non-employee directors, within the meaning of Rule 16b-3 of the Exchange Act, and “outside directors,” as defined in Treasury Regulation Section 1.162-27; provided, however, that if at any time any member of the Committee is not an outside director, as so defined, the Committee may establish a subcommittee, consisting of all members who are outside directors, for all purposes of any Award to a Covered Employee, unless the Committee determines that such an Award is not intended to qualify for the Performance-Based Exception.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to construe and interpret the terms and the intent of this Plan and any Agreement or instrument entered into under the Plan or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan. Such authority shall include, but not be limited to, selecting Award recipients, establishing all terms and conditions (including the terms and conditions set forth in Agreements), granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any provision of the Plan or any Agreement, and, subject to Article 17, adopting modifications and amendments to this Plan or any Agreement, including without limitation, accelerating the vesting of any Award or extending the post-termination exercise period of an Award (subject to the limitations of Code Section 409A), or any other modifications or amendments that are necessary to comply with the law of the countries and other jurisdictions in which the Company, its Affiliates and/or its Subsidiaries operate. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All expenses of administering this Plan shall be borne by the Company. For any Award and Participant subject to the Worker Economic Opportunity Act (“Act”) because the Participant is a “non-exempt” employee for purposes of the Fair Labor Standards Act of 1938 (“FLSA”), the Committee shall establish the terms and conditions intended to comply with the Act or the Committee shall determine that an Award shall be made without regard to the Act.
3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding anything contained herein to the contrary, the Committee may consider recommendations on Awards provided to the Committee by the Company’s Chief Executive Officer.
3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provision of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the stockholders, Participants and their estates and beneficiaries.
3.5 Employees in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures, appendices and sub plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Parent, Subsidiary and/or Affiliate may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN
4.1 Number of Shares. Subject to adjustment as provided in Section 4.2, the total number of Shares available for grant of Awards under the Plan shall be 9,708,055 shares, all or a portion of which may be granted as Incentive Stock Options under the Plan. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise.
4.2 Share Usage. For purposes of determining the number of Shares available for grants subject to Awards, the following shall apply:
(a)	The grant of an Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to the Award.
(b)	While an Award is outstanding, Shares subject to the Award shall be counted against the authorized pool of Shares, regardless of vested status.
(c)
Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan.

(d)
If the Option Price of any Option granted under this Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation and subject to Section 6.7), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be delivered for purposes of determining the maximum number of Shares available for delivery under this Plan.

4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation on such date as required by Section 162(m) of the Code and the regulations thereunder for compensation to be treated as Performance-Based Compensation, the maximum number of Shares with respect to which an Award may be granted during any calendar year period to any Covered Employee may not exceed 10% of total Shares available for grant of Awards under the Plan as provided in Section 4.1 above, as adjusted pursuant to Sections 4.4 and/or 17.2 (each, an “Annual Award Limit” and, collectively, “Annual Award Limits).

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the authorized number of Shares of the Company or the capitalization of the Company) such as an amalgamation, a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, division, consolidation or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of issued Shares or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards shall be adjusted to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number of such Shares.
The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to such adjustment, if any, shall be conclusive and binding on Participants under this Plan.
Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any amalgamation, merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44 or subsequent accounting guidance), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable. The Committee shall provide to Participants reasonable written notice (which may include, without limit, notice by electronic means) within a reasonable time of any such determinations it makes.
ARTICLE 5. ELIGIBILITY, PARTICIPATION, AND VESTING
5.1 Eligibility. Any Director, Employee, or Third-Party Service Provider to the Company or a Parent, Subsidiary, or Affiliate shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee may take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or a Parent, Subsidiary, or Affiliate, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.
5.2 Leaves of Absence. Notwithstanding any other provision of the Plan to the contrary, for purposes of determining Awards granted hereunder, a Participant shall not be deemed to have incurred a termination of employment if such Participant is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship with the Company, any Parent, Subsidiary, or any Affiliate. In such a case, the employment relationship shall be deemed to continue until the date when a Participant’s right to reemployment shall no longer be guaranteed either by law or contract.

5.3 Transfer of Service. Notwithstanding any other provision of the Plan to the contrary, for purposes of determining Awards granted hereunder, a Participant shall not be deemed to have incurred a termination of employment if the Participant’s status as an Employee, Director, or Third-Party Service Provider terminates and the Participant is then, or immediately thereafter becomes, an eligible individual due to another status or relationship with the Company, any Parent, Subsidiary, or any Affiliate.
5.4 Vesting of Awards. A Participant’s rights under any Award shall vest as set forth in an agreement evidencing such Award or an applicable employment agreement approved by the Committee. Notwithstanding the foregoing, unless otherwise specified in such applicable Award or employment agreement, a Participant’s unvested rights under an outstanding Award shall become 100% vested upon a Change in Control; provided, however, that the Participant has not incurred a termination of employment as of or prior to such date.
ARTICLE 6. STOCK OPTIONS
6.1 Grant of Options. Subject to the terms and provisions of the Plan (including, if applicable, any Appendix), Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Parent or, Subsidiary, or Affilate) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs.
6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. The Committee may provide in the Option Agreement for transfer restrictions, repurchase rights, vesting requirements and other limitations on the Shares to be issued pursuant to the exercise of an Option.
6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Parent, Subsidiary, or Affiliate be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for any Option may be greater than the Fair Market Value of a Share on the date the Option is granted.

6.4 Duration of Options. Each Option shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.
6.5 Termination of Options. Notwithstanding Section 6.4 above, each Option granted under the Plan to any Optionee shall expire no later than thirty (30) days from the date the Optionee terminates employment or services with the Company. However, the Committee may provide in each Participant’s Agreement the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. The Committee shall determine any such provisions in its sole discretion, which provisions need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.
6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as set forth in each Agreement, including conditions related to the employment of or provision of services by the Participant with the Company or any Parent, Subsidiary or other entity, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as set forth in each Agreement at the time of the grant. Each Agreement may establish a minimum number of Shares (e.g., 100) for which an Option may be exercised at a particular time and may provide for an automatic accelerated vesting and other rights upon the occurrence of certain events as specified in the Agreement. In addition, in order to exercise any ISOs granted under this Article 6, the Participant must be an Employee of the Company, any Parent, Subsidiary, or Affiliate from the Grant Date until at least three months before the date the ISO is exercised. Except as otherwise provided in the Agreement and Article 15, the right to purchase Shares that is exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.
6.7 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full under any of the following methods as determined by the Committee, in its discretion: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for a period of not less than six months prior to their tender to satisfy the Option Price), (d) by a cashless (broker-assisted) exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions; or (e) by a combination of (a), (b), (c), and/or (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of an Option, the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.
Unless otherwise determined by the Committee, all payments under all methods indicated above shall be paid in United States dollars.
6.8 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.9 Limited Transferability. If permitted in the Agreement, a Participant may transfer an Option granted hereunder to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of his or her Immediate Family members (as defined below), or to one or more partnerships where such Immediate Family members are the only partners, if (a) the Participant does not receive any consideration in any form whatsoever for such transfer, (b) such transfer is permitted under applicable tax laws, and (c) if the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act, or its successor provisions as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, “Immediate Family” shall mean the Participant and the Participant’s spouse, children and grandchildren and any other member of the Participant’s family approved by the Committee. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant’s lifetime only by the Participant.
6.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

ARTICLE 7. STOCK APPRECIATION RIGHTS
7.1 Grant of SARs. Subject to the terms and conditions of this Plan (including, if applicable, any Appendix), SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs.
Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Agreement. Notwithstanding the foregoing, the Grant Price of a Non-Tandem SAR on the Grant Date shall be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date. The Grant Price of a Tandem SAR on the Grant Date shall equal the Option Price of the related Option.
7.2 SAR Agreement. Each SAR Award shall be evidenced by an Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3 Term of SAR. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of the Grant Date. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.
7.4 Exercise of Tandem SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding the foregoing, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares covered by the ISO exceeds the Option Price of the ISO.
7.5 Exercise of Non-Tandem SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.6 Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by
(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, fully paid Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Agreement pertaining to the grant of the SAR.
7.7 Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.
7.8 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.
ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1 Grant of Restricted Stock/Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee may from time to time grant Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.
8.2 Restricted Stock/Restricted Stock Unit Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine. To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.
8.3 Other Restrictions. At the time a grant of Restricted Stock and/or Restricted Stock Units is made, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock (which price shall not be less than par value of such Share) or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant’s name and, to the extent deemed appropriate by the Committee, may either be (i) held in custody by the Company or a bank selected by the Committee for the Participant’s account, or (ii) retained by the Company in the Company’s possession until such time as all condition and/or restrictions applicable to such Shares have been satisfied or lapse.
8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:
The sale or transfer of the common shares of Winston Pharmaceuticals, Inc. represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Winston Pharmaceuticals, Inc. Omnibus Incentive Plan, and in the associated Agreement. A copy of this Plan and such Agreement will be provided by Winston Pharmaceuticals, Inc., without charge, within five (5) days after receipt of a written request therefore.
8.5 Rights of Holder; Limitations Thereon. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Upon a grant of Restricted Stock and following registration of the Restricted Stock Shares in the Participant’s name, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Board shall determine, and except further that, the following restrictions shall apply:
(a)
The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Period of Restriction for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board;

(b)
None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Period of Restriction and until the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board (including satisfaction of any applicable tax withholding obligations); and

(c)
All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or Director of or active Third-Party Service Provider providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Period of Restriction and the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

With respect to any Shares received as a result of adjustments under Section 4.2 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.
8.6 Lapse of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations as set out in Article 14). Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of separation from service.
8.7 Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the restrictions placed on Restricted Stock and/or Restricted Stock Units shall lapse following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3 Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.
8.8 Nonassignability. Unless otherwise provided in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

8.9 Section 83(b) Election. The Committee may provide in an Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES
9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
9.2 Performance Unit/Performance Shares Agreement. Each Performance Unit and/or Performance Share grant shall be evidenced by an Agreement that shall specify the number of Performance Shares or the number of Performance Units granted, the applicable Performance Period, and such other terms and provisions as the Committee shall determine. To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.
9.3 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.
9.4 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.5 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in fully paid Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Agreement pertaining to the grant of the Award.

Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), no payment is made before a date that is six months after the date of such separation from service unless a later payment date is specified under the Plan or Agreement. Payments that would have been made during the six-month delay shall be accumulated and paid on the first business day of the seventh month after the date of such separation from service.
9.6 Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the Participant shall have the right to receive payment for any Performance Units and/or Performance Shares following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to the breach or threatened breach of restrictive covenants to which the Participant is subject, if any.
ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual fully paid Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
10.3 Cash-Based or Other Stock-Based Award Agreement. Each Cash-Based Award or Other Stock-Based Award grant shall be evidenced by an Agreement that shall specify the amount of the Cash-Based Award or Other Stock-Based Award granted and such other terms and provisions as the Committee shall determine; provided that no Agreement shall provide for the issuance of Shares except on a fully paid basis. To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.
10.4 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met, and provided the cash or services received by the Company in exchange for Shares shall have a value not less than the aggregate par value of any Shares issued as part of such Other Stock-Based Award.

10.5 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or fully paid Shares as the Committee determines. Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), no payment is made before a date that is six months after the date of such separation from service unless a later payment date is specified under the Plan or Agreement. Payments that would have been made during the six-month delay shall be accumulated and paid on the first business day of the seventh month after the date of such separation from service.
10.6 Termination of Employment, Service as a Director or Third-Party Service Provider. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination, or reasons relating to the breach or threatened breach of restrictive covenants to which the Participant is subject, if any.
ARTICLE 11. PERFORMANCE MEASURES
11.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:
(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share (basic or fully diluted);

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(f)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(g)	Gross or operating margins;

(h)	Share price (including, but not limited to, growth measures and total stockholder return);

(i)	Expense targets;

(j)	Leverage targets (including, but not limited to, absolute amount of consolidated debt, EBITDA/consolidated debt ratios and/or debt to equity ratios);

(k)	Working capital targets;

(l)	Developing new products and lines of revenue;

(m)	Reducing operating expenses;

(n)	Developing new markets;

(o)	Developing and managing relationships with regulatory and other governmental agencies;

(p)	Managing cash;

(q)	Managing claims against the Company, including litigation;

(r)	Identifying and completing strategic acquisitions;

(s)	Obtaining orphan drug, priority review or fast track designations;

(t)	Regulatory submissions and/or regulatory approvals obtained in a timely fashion;

(u)	Executing in-licensing or out-licensing agreements which benefit the Company;

(v)	Filing and acceptance of Investigational New Drug (IND) to USFDA or similar international regulatory filing;

(w)
Completion of specific critical clinical studies, e.g. First in Man, Proof of Concept, pharmacokinetic, Phase II, Phase III studies (may be further defined as completion of internal activities to the study, e.g. study initiation or completion or meeting/completing enrollment targets or, data analysis/report completion);

(x)	Completion of drug development phases, e.g. Phase I, II , III;

(y)	Filing and acceptance of New Drug Application (NDA) to USFDA or similar international regulatory filing;

(z)	Filing and/or issuance of patents and trademarks;

(aa)	Having no material weaknesses in the Company’s internal control environment as defined by outside auditors and Sarbanes Oxley consultants;

(bb)	Completion of financial audits and quarterly reviews within or below budgeted amounts;

(cc)	Complete the initial development of or significant improvement to a drug substance or drug product manufacturing process;

(dd)	Complete the manufacturing scale-up and/or technology transfer of a drug substance or drug product at the current supplier or at an alternate supplier;

(ee)	Launch commercial manufacture of drug substance or drug product;

(ff)	Complete significant preclinical studies to support investigational and marketing applications;

(gg)	Development, approval and submission of labeling; and,

(hh)	Registration and Listing of product(s).
Any Performance Measure(s) may be used to measure the performance of the Company, any Parent, Subsidiary, or Affiliate as a whole or any business unit of the Company, any Subsidiary, or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

Notwithstanding the foregoing, for each Award designed to qualify for the Performance-Based Exception, the Chief Executive Officer of the Company (with the Committee’s review and approval) shall establish and set forth in the Award the applicable performance goals for that Award no later than the latest date that the Committee may establish such goals without jeopardizing the ability of the Award to qualify for the Performance-Based Exception and the Committee shall be satisfied that the attainment of such Performance Measure(s) shall represent value to the Company in an amount not less than the par value of any related Performance Shares.
11.2 Evaluation of Performance. Subject to Section 11.3, the Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs and other asset revaluations, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) changes in material liability estimates. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
11.3 Adjustment of Performance-Based Compensation. The degree of payout and/or vesting of Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Committee as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Committee shall have the sole discretion to adjust the determinations of the value and degree of attainment of the pre-established performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted so as to increase the payment under the Award (the Committee shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the pre-established performance goals).
11.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. DIVIDEND EQUIVALENTS
Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.
Notwithstanding the foregoing, if the grant of an Award to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Award, such that the dividends and/or the Award maintain eligibility for the Performance-Based Exception. With respect to Restricted Stock and/or Restricted Stock Units, in the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock and/or Restricted Stock Unit with respect to which the dividend is paid.
ARTICLE 13. BENEFICIARY DESIGNATION
To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and shall be effective only when filed by the Participant, in writing, with the Committee or its delegate during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than spouse.
ARTICLE 14. RIGHTS OF PARTICIPANTS
14.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Parent, Subsidiary, or Affiliate to terminate any Participant’s employment by, or performance of services for, the Company or any Parent, Subsidiary, or Affiliate at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Parent, Subsidiary, or Affiliate. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment. Further, neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

14.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
14.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the registered holder of such Shares.
ARTICLE 15. CHANGE IN CONTROL
15.1 Definition. For purposes of the Plan, a “Change in Control” means (i) the same definition for “Change in Control” set forth in any employment agreement between the Participant and the Company, Parent, Subsidiary and/or Affiliate in effect when the event(s) occur, or, in the absence of such an employment agreement, (ii) the occurrence of any of the following events:
(a)	The closing of the sale of all or substantially all of Company’s assets as an entirety to any person or related group of persons other than an existing holder or existing holders of Company’s equity;
(b)
The merger or consolidation of Company with or into another entity or the merger or consolidation of another entity with or into Company, in either case with the effect that immediately after such transaction the equity holders of Company immediately prior to such transaction hold less than a majority in interest of the total voting power of the outstanding voting interests of the entity surviving such merger or consolidation;

(d)
There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any Person other than Joel E. Bernstein or Frost Gamma Investments Trust, or any of his or its affiliates has or intends to become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing more than twenty percent (20%) of the total voting power of the Company; or

(c)
The closing of a transaction pursuant to which beneficial ownership of more than fifty percent (50%) of Company’s outstanding voting equity is transferred to any person or related group of persons other than an existing holder or existing holders of Company’s equity.

15.2 Provisions in Agreement. The Committee, in determining the terms of an Award, shall determine if, and to what extent, a Change in Control shall change the terms of such Award. To the extent an Award constitutes “deferred compensation” subject to Code Section 409A and provides for payment upon a change in control, the Agreement shall define “change in control” pursuant to Treasury Regulation Section 1.409A-3(i)(5).

ARTICLE 16. CANCELLATION OF AWARDS
16.1 Limitation or Cancellation of Award. The Committee may provide in the Agreement that if a Participant engages in any Detrimental Activity, the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Award hereunder at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the Fair Market Value of the Shares subject to the Award exercised over the total exercise price paid for such Shares.
16.2 Severability. Should any provision of this Article 16 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Article 16, but, rather, the Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.
ARTICLE 17. AMENDMENT, MODIFICATION AND TERMINATION
17.1 Amendment, Modification and Termination. The Committee may, at any time and from time to time, alter, amend, suspend or terminate the Plan and any Agreement in whole or in part; provided, that, unless approved by the holders of a majority of the total numbers of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares (except as provided in Section 4.2) which may be granted under the Plan; (c) extend the term of the Plan; (d) reprice, replace or regrant through cancellation Options or SARs issued under this Plan or lower the Option Price of a previously granted Option or the Grant Price of a previously granted SAR; or (e) amend the Plan in any other manner which the Committee, in its discretion, determines should become effective only if approved by the stockholders even if such stockholder approval is not expressly required by the Plan or by law.
17.2 Adjustment of Awards Upon Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding.
17.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, each Participant agrees to any amendment made pursuant to this Section 17.4 to any Award granted under the Plan without further consideration or action.
ARTICLE 18. WITHHOLDING
18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal (including the Participant’s FICA obligation), state and local taxes, domestic or foreign, required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.
18.2 Stock-Settled Awards. Each Participant shall make such arrangements as the Committee may require, within a reasonable time prior to the date on which any portion of an Award settled in Shares is scheduled to vest, for the payment of all withholding tax obligations through (i) giving instructions to a broker for the sale on the open market of a sufficient number of Shares to pay the withholding tax in a manner that satisfies all applicable laws, (ii) depositing with the Company an amount of funds equal to the estimated withholding tax liability, (iii) withholding Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, or (iv) such other method as the Committee in its discretion may approve, including a combination of (i), (ii) and (iii). If a Participant fails to make such arrangements, or if by reason of any action or inaction of the Participant the Company fails to receive a sufficient amount to satisfy the withholding tax obligation, then, anything else contained in this Plan or any Award to the contrary notwithstanding, the Shares that would otherwise have vested on such date shall be withheld, as determined by the Committee, regardless of the Participant’s status as an Employee, Director or Third-Party Service Provider; provided, that the Committee, in its sole discretion, may permit a Participant to cure any failure to provide funds to meeting the withholding tax obligation (including any penalties or interest thereon), if the Committee determines that the failure was due to factors beyond the Participant’s control. Any method elected by an Insider shall additionally comply with all legal requirements applicable to such Share transactions by such Participants.

ARTICLE 19. INDEMNIFICATION
Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company have to indemnify them or hold them harmless.
ARTICLE 20. SUCCESSORS
All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.
ARTICLE 21. GENERAL PROVISIONS
21.1 Gender and Number. Except where otherwise indicted by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
21.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
21.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
21.4 Regulatory Approvals and Listing. The Company shall not be required to issue or deliver evidence of title for Shares under the Plan prior to (a) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on any national securities exchange or NASDAQ on which the Company’s Shares may be listed, and (c) the completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.
Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.
21.5 Investment Representation. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.6 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:
(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees, Directors, and/or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees and/or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.6 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
21.7 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable laws.
21.8 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, any Parent, Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, any Parent, Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.9 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
21.10 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, any Parent’s, Subsidiary’s, or an Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
21.11 Deferred Compensation. If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if this Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Section 409A. In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A. The Company shall have no liability for any tax imposed on a Participant under Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax. Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.
21.12 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
21.13 No Constraint on Corporate Action. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
21.14 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
21.15 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.
[Signatures on Following Page]

AS APPROVED BY THE BOARD OF DIRECTORS OF WINSTON PHARMACEUTICALS, INC. EFFECTIVE, AS AMENDED AND RESTATED, AS OF APRIL 1, 2009.

WINSTON PHARMACEUTICALS, INC.
By:	/s/ Joel E. Bernstein
Joel E. Bernstein, M.D.
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF
WINSTON PHARMACEUTICALS, INC.
June 17, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2009:
Our Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders
are available at https://materials.proxyvote.com/975657
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■	20730030000000000000 2	061709

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS:

NOMINEES:
☐	FOR ALL NOMINEES	o o	Joel E. Bernstein, M.D. Glenn L. Halpryn
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o o	Curtis Lockshin, Ph.D. Neal S. Penneys, M.D., Ph.D.
☐	FOR ALL EXCEPT (See instructions below)	o o	Scott B. Phillips, M.D. Subbarao Uppaluri, Ph.D.
		o	Robert A. Yolles

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.
		☐	☐	☐

3.	APPROVAL OF OMNIBUS INCENTIVE PLAN To consider and act upon a proposal to approve the Company’s Omnibus Incentive Plan.	☐	☐	☐

In accordance with their discretion, said agents, attorneys and proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Meeting. Any prior proxy authorized by the undersigned is hereby revoked. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement dated May 11, 2009.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0                    ■
WINSTON PHARMACEUTICALS, INC.
Proxy For Annual Meeting of Stockholders To Be Held on June 17, 2009
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder(s) of WINSTON PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), hereby constitute(s) and appoint(s) Joel E. Bernstein, M.D. and David Starr, and each of them, with full power of substitution in each, as the agents, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 2009 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Company’s offices, located at, 100 Fairway Drive, Suite 134, Vernon Hills, IL 60061, on June 17, 2009, at 9:00 a.m. (local time), and any adjournment(s) thereof, all of the shares of stock of the Company that the undersigned would be entitled to vote if then personally present at such Meeting in the manner specified herein and on any other business as may properly come before the Meeting.
     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND, IN THE PROXIES’ DISCRETION, UPON ANY OTHER MATTER(S) THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF. ANY PRIOR PROXIES ARE HEREBY REVOKED.
(Continued and to be signed on the reverse side.)

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